EXHIBIT 10.1

Confidential treatment has been requested for portions of this exhibit. The copy filed herewith omits the information subject to the confidentiality request. Omissions are designated as “XXXXXXXXXX”. A complete version of this exhibit has been filed separately with the the Securities and Exchange Commission.

PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

by and among

THE SELLERS

(being certain subsidiaries of CNL Lifestyle Properties, Inc., each as hereinafter identified)

and

CF ARCIS X LLC,

a Delaware limited liability company

as Buyer,

Dated as of June 12, 2014

TABLE OF CONTENTS

Article 1 - AGREEMENT TO SELL AND PURCHASE		4

Article 2 - DEFINED TERMS		4

2.1	Defined Terms	4

2.2	Principles of Construction	12

Article 3 - THE PROPERTY		12

3.1	CLP Fee Properties	12

3.2	Intentionally Omitted	13

3.3	CLP Groundlease Properties	13

3.4	Tangible Personal Property; Goods and Inventory	13

3.5	Intangible Personal Property	13

3.6	Excluded Property	14

3.7	Leased Equipment	15

Article 4 - INTENTIONALLY OMITTED		17

Article 5 - PURCHASE AND SALE PRICE		17

5.1	Deposit; Payment of Purchase Price	17

5.2	Price Adjustment	18

5.3	XXXXXXXXXX	19

Article 6 - ESCROW AND CLOSING		21

6.1	Opening Escrow; Location and Date for Closing	21

6.2	Sellers’ Deliveries Prior to Closing	22

6.3	Buyer’s Deliveries Prior to Closing	28

6.4	Fees and Closing Costs	30

6.5	Prorations	30

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

i

Article 7 - TITLE		33

7.1	Title Commitments	33

7.2	Title Insurance	34

Article 8 - DELIVERY OF DOCUMENTS BY SELLER		34

8.1	Due Diligence Materials	34

8.2	Additional Materials	34

Article 9 - ACCESS; APPROVED CONTRACTS AND LIQUOR LICENSES		35

9.1	Access to Property; Inspections	35

9.2	Due Diligence Complete; Additional Testing	35

9.3	Assumption of Approved Contracts	36

9.4	Liquor Licenses	36

Article 10 - REPRESENTATIONS AND WARRANTIES OF SELLER; SURVIVAL		38

10.1	Representations and Warranties of Seller	38

10.2	Knowledge of Sellers	42

10.3	Warranties Survive Closing	42

10.4	Limitation on Claims	43

Article 11 - REPRESENTATIONS AND WARRANTIES OF BUYER; SURVIVAL		43

11.1	Representations and Warranties of Buyer	43

11.2	Warranties Survive Closing	44

Article 12 - DISCLAIMER; AS-IS CONVEYANCE; DISCHARGE		44

12.1	Disclaimer	44

12.2	As Is Conveyance	45

12.3	Discharge	45

Article 13 - SELLER COVENANTS		46

13.1	Insurance to Remain in Force Through Closing	46

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

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13.2	Maintenance and Operation of Property	46

13.3	Payment of Bills	48

13.4	Employees	48

13.5	Efforts to Obtain Estoppels and Consents	49

13.6	Violation of Representations	49

13.7	Governmental Inquiries	49

13.8	Representations and Warranties of Seller	50

13.9	XXXXXXXXXX	50

13.10	Tax Clearance Certificates	50

13.11	Rights of First Refusal to Purchase	51

13.12	Survival of Covenants	51

13.13	XXXXXXXXXX	52

Article 14 - BUYER COVENANTS		54

14.1	Buyer’s and Sellers’ Delivery of Documents	54

14.2	Title Matters	54

14.3	Environmental Assessments	54

14.4	Representations and Warranties of Buyer	54

Article 15 - CONDITIONS PRECEDENT TO CLOSE THIS TRANSACTION		55

15.1	Buyer’s Conditions Precedent	55

15.2	Sellers’ Conditions	56

Article 16 - DAMAGE AND DESTRUCTION; CONDEMNATION		56

16.1	Casualty	56

16.2	Condemnation	57

Article 17 - DEFAULTS; CANCELLATION OF ESCROW		57

17.1	Default Remedies of Buyer	57

17.2	Default Remedies of Sellers	58

17.3	Return of Documents	59

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

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Article 18 - LIQUIDATED DAMAGES		59

Article 19 - MISCELLANEOUS		59

19.1	Indemnity	59

19.2	Addresses for Notices	61

19.3	Confidentiality	62

19.4	Amendments in Writing	63

19.5	Entire Agreement	63

19.6	No Presumption Regarding Drafter	63

19.7	Time of the Essence	63

19.8	Invalidity of any Provision	63

19.9	Counterparts	63

19.10	Brokers’ Commissions	63

19.11	Attorneys’ Fees	64

19.12	Applicable Law	64

19.13	Assignment by Buyer; Successors and Assigns	64

19.14	No Third Party Beneficiaries	64

19.15	Jury Trial Waiver	64

19.16	Jurisdiction and Venue	65

19.17	Tax Disclosures	65

19.18	Independent Entity	65

19.19	Liability of Interest-Holders in Sellers, Buyer and their Respective Affiliates	66

19.20	XXXXXXXXXX	66

19.21	Radon Disclosure for Property Located in Florida	67

19.22	California Public Resources Code Section 25402.10	67

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

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Index of Exhibits

Exhibit A	CLP Fee Properties
Exhibit B Exhibit B-1	CLP Groundlease Properties Required Consents and Estoppel Certificate Parties
Exhibit C	CLP Leased Properties and CLP Managed Properties
Exhibit D	XXXXXXXXXX
Exhibit E-1 Exhibit E-2	Bringdown Certificate as to Sellers Bringdown Certificate as to Buyer
Exhibit F	Form of Ground Lease Assignments
Exhibit G	Form of Ground Lease Estoppels
Exhibit H	Form of Tenant Lease Estoppels
Exhibit I	Form of Bill of Sale
Exhibit J	Form of Goods and Inventory Bill of Sale
Exhibit K	Form of Quitclaim Bills of Sale
Exhibit L	Form of Assignment of Contracts
Exhibit M-1 Exhibit M-2	Form of Assignment of Membership Documents Form of Partial Assignment of Rights Against Trusts (Tatum Ranch)
Exhibit N	Form of Assignment of Water Documents
Exhibit O	Form of Assignment of Lease
Exhibit P	Form of Assignment of Management Agreement
Exhibit Q	Form of Non-Foreign Status Affidavit
Exhibit R	Form of Post-Closing Services Agreement
Exhibit S-1 Exhibit S-2	Form of Manager Estoppels Form of Manager Estoppel for the Master Management Agreement

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

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Index of Schedules

Schedule 2.1(a)	List of Contracts
Schedule 2.1(e) Schedule 3.7(a)	List of Private Clubs Equipment Leases; Leased Equipment
Schedule 5.2(b) Schedule 5.3(b) Schedule 5.3(d)	XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX
Schedule 6.2(j)	Water Documents
Schedule 6.4	Customary Closing Cost Allocations
Schedule 7.1 Schedule 9.4(a)	Seller Curative Items Liquor Licenses in Name of Seller(s)
Schedule 10.1(f) Schedule 10.1(g) Schedule 10.1(i) Schedule 10.1(j)	Management Contracts Leases Zoning/Permitted Use Proceedings Litigation
Schedule 10.1(m)	Condemnation Proceedings
Schedule 10.1(q)	Restrictions on Names, Trademarks or Logos
Schedule 10.1(r)	CLP Managed Properties Membership Documents
Schedule 10.1(u)	Bookings for CLP Managed Properties
Schedule 10.1(v)(A) Schedule 10.1(v)(B) Schedule 10.1(v)(D) Schedule 10.1(v)(E)	XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX
Schedule 13.2(d) Schedule 19.13	XXXXXXXXXX Buyer Assignees

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

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PURCHASE AND SALE AGREEMENT

AND JOINT ESCROW INSTRUCTIONS

This Purchase and Sale Agreement and Joint Escrow Instructions (this “Agreement”) is made and entered into as of the 12th day of June, 2014 (the “Effective Date”) by and among:

1. The following Sellers (each, a “Seller” and collectively, the “Sellers”):

CLP Southwest Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Southwest Golf, LLC);

CLP Mesa Del Sol Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Mesa Del Sol, LLC;

CLP South Mountain Golf, LLC, a Delaware limited liability company (f/k/a CNL Income South Mountain, LLC);

CLP Leasehold Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Leasehold Golf, LLC);

CLP Meadowlark Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Meadowlark, LLC);

CLP Valencia Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Valencia, LLC);

CLP Weston Hills Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Weston Hills, LLC);

CLP North Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL North Golf, LLC);

CLP Midwest Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Midwest Golf, LLC);

CLP Mideast Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Mideast Golf, LLC);

CLP Traditional Golf I, LLC, a Delaware limited liability company (f/k/a CNL Income Traditional Golf I, LLC);

CLP Las Vegas Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL Las Vegas, LLC);

CLP West Golf, LLC, a Delaware limited liability company (f/k/a CNL Income EAGL West Golf, LLC);

CLP Fox Meadow Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Fox Meadow, LLC);

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

CLP Fox Meadow Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Fox Meadow, LLC);

CLP Signature of Solon Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Signature of Solon, LLC);

CLP Weymouth Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Weymouth, LLC);

CLP Palmetto Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Palmetto, LLC);

CLP Bear Creek Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Bear Creek, LLC);

CLP Canyon Springs Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Canyon Springs, LLC);

CLP Clear Creek Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Clear Creek, LLC);

Grapevine Golf Club, L.P., a Delaware limited partnership;

CLP Lake Park Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Lake Park, LLC);

CLP Lakeridge Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Lakeridge, LLC);

CLP Mansfield Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Mansfield, LLC);

CLP Plantation Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Plantation, LLC);

CLP Cinco Ranch Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Cinco Ranch, LLC);

CLP Fossil Creek Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Fossil Creek, LLC);

CLP Broad Bay Golf, LLC, a Delaware limited liability company (f/k/a CNL Income Broad Bay Golf, LLC).

and

2. CF ARCIS X LLC, a Delaware limited liability company and, together with assignees or designees thereof permitted under Section 19.13, on the other hand, as buyer (the “Buyer”).

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

RECITALS

A. The golf course properties identified on the table in Exhibit A are each owned by a Seller in fee simple, as set forth on Exhibit A (each a “CLP Fee Property” and collectively, the “CLP Fee Properties”).

B. The golf course properties identified on the table in Exhibit B are each owned by a Seller as set forth on Exhibit B, which Seller owns either a leasehold interest in such golf course property, or a possessory concession or management agreement interest, as applicable, in each case as set forth on Exhibit B (each, a “CLP Groundlease Property” and collectively, the “CLP Groundlease Properties”). The CLP Fee Properties and the CLP Groundlease Properties are sometimes hereinafter referred to individually as a “Property”, and collectively, as the “Properties”.

C. Certain of the Properties are leased to third parties unaffiliated with Sellers as identified on Exhibit C (each, a “Tenant”, and collectively, the “Tenants”) pursuant to lease agreements (or, as the case may be, a sublease, sub-management agreement or sub-concession agreement) identified on Exhibit C (each, a “Lease” and collectively, the “Leases”). Each Property subject to a Tenant Lease is sometimes hereinafter referred to as a “CLP Leased Property” and, collectively, as the “CLP Leased Properties”.

D. Each Property not subject to a Tenant Lease is managed on behalf of the applicable Seller by a third party management company unaffiliated with Seller (each, a “Manager” and collectively, the “Managers”) pursuant to a management agreement between the applicable Seller and Manager, in each case as set forth and described on Exhibit C (each, a “Management Agreement” and collectively, the “Management Agreements”). Each Property subject to a Management Agreement is sometimes hereinafter referred to as a “CLP Managed Property” and collectively as the “CLP Managed Properties”.

E. Subject to the satisfaction of the terms and conditions set forth in this Agreement, the Buyer desires (i) to purchase the CLP Fee Properties from the Sellers, (ii) to acquire and assume the Sellers’ leasehold interests in each of the CLP Groundlease Properties, (iii) to assume the Sellers’ interests in each of the Tenant Leases and (iv) to assume the Sellers’ interests in each of the Management Agreements.

F. Subject to the satisfaction of the terms and conditions set forth in this Agreement, the Sellers desire (i) to sell the CLP Fee Properties to Buyer, (ii) to assign and convey the leasehold interest of each Seller in and to the CLP Groundlease Properties to Buyer, (iii) to assign and convey each Seller’s interest in and to the Tenant Leases to Buyer and (iv) to assign and convey each Seller’s interest in and to the Management Agreements to Buyer.

G. The transactions described in recitals E and F above, and the transfer of Associated Property and other rights and obligations described herein, are sometimes referred to herein as the “Acquisition.”

NOW, THEREFORE, in consideration of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and sufficiency of which each of the parties acknowledges, the parties agree as follows:

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

TERMS OF AGREEMENT

ARTICLE 1 - AGREEMENT TO SELL AND PURCHASE

Subject to the terms and conditions contained in this Agreement, each Seller agrees to sell and assign to Buyer, and Buyer agrees to acquire and assume, the Land owned or ground leased by it, together with all of Seller Parties’ right, title and interest in and to the Improvements, Appurtenances, Goods and Inventory with respect to the CLP Managed Properties (and a quitclaim of all other Goods and Inventory), Intangible Personal Property, Licenses and Permits (to the extent transferable), Water Rights (to the extent transferable) and other Personal Property (except Excluded Property) associated therewith (to the extent transferable) (as to each such Property, the “Associated Property”), free and clear of all liens, security interests, mortgages, pledges or other encumbrances of any nature whatsoever, other than the Permitted Exceptions (as defined below).

ARTICLE 2 - DEFINED TERMS

2.1 Defined Terms. Terms used in this Agreement with initial capital letters shall have the meanings given to them herein. The term “party” refers to any Seller and Buyer. In addition, the following terms used in this Agreement and not elsewhere defined herein have the meanings given to them below:

“Acquisition” shall have the meaning set forth in the Recitals.

“Affiliate” shall mean, as to any Person, any other Person that, directly or indirectly, has control over, is controlled by or is under common control with such Person.

“AGC” means American Golf Corporation.

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“Appurtenances” means all right, title and interest of the applicable Seller in all appurtenances, privileges, entitlements, hereditaments, easements, rights of way, and adverse possession claims, reversionary rights, all right, title, interest, and benefit, if any, of Sellers in and to adjacent streets, roads, alleys, strips or gores, and sewers (public or private, open or closed), mineral interests and rights, and all other rights, approvals, privileges, and entitlements belonging to or running with the Land associated with any Property.

“Arrowhead Water Agreement” shall have the meaning set forth in Section 5.2(c).

“Bookings” means all tournaments, outings, banquets, meetings and other events and functions held or scheduled to be held from time to time at the Properties (a schedule of which shall be attached to the Bill of Sale).

“Bringdown Certificate” means (a) as to Sellers, a certificate in the form of Exhibit E-1, pursuant to which each Seller makes the representations and warranties described therein as of

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

the Closing Date and (b) as to Buyer, a certificate in the form of Exhibit E-2, pursuant to which such party makes the representations and warranties described therein as of the Closing Date.

“Business Day” means a day that is not a Saturday, Sunday or legal holiday observed by the State of Delaware or the United States of America.

“Buyer Default” means a condition precedent to Seller’s obligations described in Section 15.2 is not satisfied as of the Closing Date, provided that such failure is not the result of a Seller Default.

“Buyer Surviving Obligations” means any obligation of Buyer in this Agreement that expressly survives the Closing or any termination of this Agreement pursuant to the terms of this Agreement.

“Buyer’s Conditions Precedent” has the meaning set forth in Section 15.1.

“Claims” means all claims, demands, lawsuits, actions, causes of action, proceedings, liabilities, damages, costs, losses, and expenses, including reasonable attorneys’ fees, court costs and litigation expenses.

“Closing Date” has the meaning set forth in Section 6.1.

“CLP” has the meaning set forth in Section 19.1.

“CLP DC Fee” shall mean the amount payable by CLP West Golf, LLC pursuant to Section 2.2 of the Arrowhead Water Agreement.

“CLP Fee Properties” has the meaning set forth in the Recitals.

“CLP Grapevine” means Grapevine Golf Club, L.P., a Texas limited partnership;

“CLP Groundleased Properties” has the meaning set forth in the Recitals.

“CLP Leased Properties” has the meaning set forth in the Recitals.

“CLP Managed Properties” has the meaning set forth in the Recitals.

“Contracts” means all (i) contracts and agreements in the name of Seller pertaining to the ownership, operation, management, alteration, repair, improvement, maintenance, and use of each Property listed and described on Schedule 2.1(a), to the extent the same is assignable to Buyer (but specifically excluding Membership Documents, which shall be assigned separately), and (ii) contracts for maintenance, repair, product or equipment service, pest control, janitorial services, supply of Goods and Inventory, and supply of energy and utility services, listed and described on Schedule 2.1(a), to the extent the same is assignable to Buyer; the term “Contracts” shall specifically exclude the Ground Leases, Leases, Management Agreements, the Master Management Agreement, and any equipment leases, contracts or agreements in the name of a Tenant rather than Sellers.

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

“Controlling Interest” means the possession, directly or indirectly, of the power: (i) to vote more than fifty percent (50%) of the voting stock or other beneficial interests of the subject entity; or (ii) to direct or cause the direction of the management and policies of such entity, whether through the ownership of voting stock, by contract or otherwise.

“Course Names” has the meaning set forth in Section 3.5.

“Cowboys License Agreement” means that certain Non-Exclusive License and Marketing Agreement dated as of November 15, 2006, between Blue Star Grapevine Golf, L.P. and CNL Income Partners, LP, and its affiliates or subsidiaries.

“Data Room” means that certain electronic data room established by Sellers through Jefferies, LLC, regarding the Properties to which Sellers have granted access to Buyer and its agents and representatives.

“Deposit” has the meaning set forth in Section 5.1.

“Due Diligence Materials” has the meaning set forth in Section 8.1.

“Due Diligence Parties” has the meaning set forth in Section 8.1.

“EAGL” means Evergreen Alliance Golf Limited, L.P., a Delaware limited partnership.

“EAGL Liens” means any liens and security interests related to or otherwise securing the EAGL Loan.

“EAGL Loan” means the indebtedness evidenced by that certain loan from Seller (or its affiliate) to EAGL (or its affiliate) in the original principal amount of $6,000,000.

“Effective Date” means the effective date of this Agreement as set forth in the preamble.

“Environmental Laws” means applicable Legal Requirements relating to pollution or the protection of human health and the environment, and includes, but is not limited to, the Comprehensive Environmental Response, Compensation and Liability Act, 42 U.S.C. §§ 9601 et seq.

“Escrow” has the meaning set forth in Section 5.1.

“Escrow Holder” has the meaning set forth in Section 5.1.

“Equipment Lease” has the meaning set forth in Section 3.7.

“Excluded Property” has the meaning set forth in Section 3.6.

“Floor” has the meaning set forth in Section 10.4.

“Follow On Closing” has the meaning set forth in Section 6.2(c).

“Follow On Property” has the meaning set forth in Section 6.2(c) and Section 15.1(g).

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

“Fore Golf” means Fore Golf Management, LLC, a Florida limited liability company.

“Goods and Inventory” means all inventories, as such term is customarily used and defined in its most broad and inclusive sense including, but not limited to, all inventories of merchandise, food, beverages (other than liquor or other inventory items to the extent such items may not legally be conveyed) and other consumables held for sale or use in connection with the business operated at the Property, and operating supplies, gasoline and lubricants, fertilizer, seed, sand, chemicals, irrigation parts and supplies, building and maintenance inventories, supplies, tools and spare parts.

“Governmental Approvals” means all licenses, permits, certificates of occupancy, authorizations or approvals from any Governmental Authority necessary for the ownership, occupancy, maintenance or use of each Property as currently conducted pursuant to all Legal Requirements, including all of the Licenses and Permits.

“Governmental Authority” means any United States national, federal, state, provincial, county, municipal, or local governmental, regulatory or administrative authority, agency, instrumentality, board or commission, or any subdivision, agency or instrumentality thereof, having jurisdiction over any of the Properties or the operations thereon.

“Ground Lease” means, as to each CLP Groundlease Property, the lease agreement, sublease agreement, concession agreement and/or management contract described with respect to such CLP Groundlease Property on Exhibit B.

“Ground Lessor” means the Person or Persons identified as the “Ground Lessor” of a CLP Groundlease Property on Exhibit B (for avoidance of doubt, Ground Lessor shall include the parties identified on Exhibit B-1).

“Ground Lessor’s Consent” means as to any CLP Groundlease Property, any consent or consents of the Ground Lessor (if more than one Ground Lessor for such CLP Groundlease Property) or the Ground Lessor’s Lender necessary for the valid assignment of the Ground Lease to Buyer (and release of any guaranty provided by Sellers or an Affiliate of Sellers, if applicable, but only with respect to liability first accruing from and after the date of the assignment) on terms reasonably acceptable to Buyer, the Ground Lessor or Ground Lessor’s Lender (provided that any consent of the Ground Lessor on substantially the same form provided to the applicable Seller in a prior transaction shall be deemed acceptable to Buyer).

“Ground Lessor’s Lender” means, as to any CLP Groundlease Property, one or more holders of a mortgage, deed of trust or similar lien on the Ground Lessor’s interest therein, to the extent that such Person’s consent is necessary for the valid assignment of the Ground Lease applicable thereto.

“Impositions” has the meaning set forth in Section 6.5.

“Improvements” means all existing buildings, structures, fixtures, and other improvements located on the Land, including, to the extent present on a Property, the golf course, the club houses, all cart paths, tees, greens, holding ponds, irrigation ponds, dams, lift stations, culverts, mains, water wells, effluent systems, irrigation lines and systems, drainage

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

facilities and systems, pump stations, pumps, pipes, pump houses, golf cart barns and storage buildings, maintenance buildings, entrance signage, and pavilions located thereon, all roads, driveways, walkways or paving, any tennis facilities, swimming pools, driving ranges, practice greens, learning centers, comforts stations and restrooms, snack areas, pro shops, and all building systems, facilities, fixtures, machinery, equipment, and conduits to provide fire protection, security, heat, exhaust, ventilation, air conditioning, electrical power and systems, light, plumbing, refrigeration, gas, sewer, and water facilities, mechanical systems and related equipment, all associated landscaping, parking facilities and other improvements located on the Land (including all replacements or additions to any of the foregoing between the Effective Date and the Closing Date).

“Intangible Personal Property” has the meaning set forth in Section 3.5.

“Interim Management Agreement” has the meaning set forth in Section 9.4(d).

“Known Matters” means any of the following information actually known by Buyer or provided to Buyer from Seller on or before the Effective Date: information contained in the Due Diligence Materials, information obtained as a result of Buyer’s due diligence tests, investigations and inspections of the Properties or information that is contained in a written notice or any documentation provided by any Seller, Tenant or Manager or their agents or employees on or before the Effective Date, that discloses a breach of any of the representations, warranties or covenants made by Sellers in this Agreement or in any of the Seller Conveyancing Documents or that contradicts any such representations and warranties, or that discloses that any such representations, warranties or covenants is untrue or incorrect.

“Land” means the land underlying each Property as described in the Title Commitments.

“Lease(s)” has the meaning set forth in the Recitals.

“Leased Equipment” has the meaning set forth in Section 3.7.

“Leased Equipment Documentation Date” has the meaning set forth in Section 3.7.

“Leased Equipment Election Date” has the meaning set forth in Section 3.7.

“Legal Requirements” means all laws, statutes, codes, acts, ordinances, orders, judgments, decrees, injunctions, rules, regulations, permits, licenses, authorizations, orders, directions, and requirements of all Governmental Authorities, including zoning or subdivision regulations, and urban redevelopment plans governing or regulating the use or operation of the Property.

“Licenses and Permits” means all (i) licenses, permits, variances, registrations, accreditations, certifications, authorizations, approvals, consents, certificates of occupancy, and entitlements issued, approved, or granted by any Governmental Authority and relating to the operation, ownership, or maintenance of the Properties or any part thereof, including, occupational licenses, building and use permits, irrigation and dam permits, wetlands permits, waste disposal permits, conservation and environmental permits, consumptive use permits, and licenses necessary for the sale or service of alcoholic beverages at the Properties, and (ii)

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

development rights if any way related to or used in connection with the Properties and their operations, including all rights, privileges, benefits, powers and interests (a) as “developer,” “owner,” “declarant,” or otherwise under or with respect to any restrictive covenants, use restrictions, or other deed restrictions pertaining to the Land or any portion thereof, and (b) relating to any property owners’ association, including review and approval rights pertaining to the Land or any portion thereof.

“Managed Properties Membership Agreements” has the meaning set forth in Section 5.3.

“Management Agreement(s)” has the meaning set forth in the Recitals.

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“Manager(s)” has the meaning set forth in the Recitals.

“Master Management Agreement” means that certain Master Management Agreement by and between EAGL and Fore Golf dated April 24, 2012, regarding the management by Fore Golf on behalf of EAGL of twenty one (21) of the Properties leased by EAGL from certain Sellers.

“Material Adverse Effect” means any change, effect, circumstance, condition or event that has, or any changes, effects, circumstances, conditions or events that have a material adverse effect on a Property, but excluding any circumstances affecting the operations of the Properties to the extent related to (a) conditions in the United States or global economy generally, (b) general changes in market conditions (including changes in legal, regulatory or business conditions or changes in weather conditions), (c) changes in GAAP, (d) acts of war, armed hostilities, sabotage or terrorism, or any escalation or worsening of any such acts of war, armed hostilities, sabotage or terrorism threatened or underway as of the date of this Agreement, (e) earthquakes, hurricanes, floods, rain or other natural acts (provided, however, that this clause (e) shall not impair the Buyer’s rights described herein with respect to any damage to the Property caused by those events), or (f) the compliance by Seller or Buyer with its covenants and agreements contained in this Agreement.

“Material Contract” means a Contract entered into by Seller after the Effective Date that (a) is not entered into in the ordinary course of business, (b) is not for a capital expenditure and would require Buyer to expend more than $10,000 in the aggregate under such Contract, (c) would not be fully performed within one (1) year after such Contract is entered into, or (d) is for a capital expenditure exceeding $10,000.

“Membership Documents” means the applications, membership contracts and agreements, bylaws, rules and regulations and other written terms or provisions signed by or binding upon the members at any Private Club listed in the Data Room as of the Effective Date.

“Owner” means the Person identified as the Owner of a CLP Fee Property on Exhibit A.

“Permitted Exceptions” means (a) matters described in Section 7.1 as Permitted Exceptions, (b) liens securing obligations under Equipment Leases that are assumed or entered

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

into by Buyer pursuant to Section 3.7, (c) the Ground Leases, (d) the Leases, (e) the Management Agreements, (f) the Master Management Agreement, (g) liens for taxes not yet due and payable, and (h) such matters arising after the Effective Date that do not cause or could be reasonable expected to cause a Material Adverse Effect or otherwise as Buyer may approve, pursuant to Section 14.2.

“Person” means an individual, a corporation, a partnership, a Governmental Authority, a limited liability company or any other entity having legal identity.

“Personal Property” means the Tangible Personal Property and the Intangible Personal Property.

“Private Club” means any Property that admits members, whether on a fully private or semi-private basis, which are listed on the attached Schedule 2.1(e).

“Purchase Price” has the meaning set forth in Article V.

“Properties Membership Deposit Liabilities” has the meaning set forth in Section 5.3(a).

“Property Default” means, with respect to a Property, (a) a representation or warranty made by Sellers, as it affects such Property, is untrue or misleading or (b) Sellers have failed to satisfy their covenants and comply with their obligations under this Agreement (or any other agreement or Permitted Exception affecting such Property), and in either case the effect is a Material Adverse Effect.

“Raven License Agreement” means that certain Amended and Restated Raven Brand Limited Non-Exclusive License Agreement dated July 19, 2008, between Intrawest Golf Holdings, Inc., and CLP South Mountain, LLC, as amended by that certain Amendment Agreement dated as of July 19, 2013.

“Refundable Membership Deposit” means the obligation of the owner or operator of certain Properties owned or operated by AGC or certain affiliates thereof prior to Sellers’ ownership of such Properties, to refund the membership deposit paid by a member on the 30th anniversary following the date such member was admitted to membership at such golf club, all as set forth in the Membership Documents.

“Seller Conveyancing Documents” means each Deed, Ground Lease Assignment, Ground Lessor Consent (including Ground Lessor’s lender, if required), Ground Lease Estoppel, Tenant Lease Estoppel, Bill of Sale, Goods and Inventory Bill of Sale, Assignment of Contracts, Assignment of Membership Documents, Assignment of Water Documents, Assignment of Leases, Assignment of Management Agreements, Trademarks Assignments, Bringdown Certificate and each other document contemplated to be executed and delivered by any Seller pursuant to Section 6.2 below.

“Seller Curative Matters” has the meaning set forth in Section 7.1.

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“Seller Default” means (i) a condition precedent to Buyer’s obligations described in Section 15.1(a) through (d) of this Agreement is not satisfied as of the Closing Date, (ii) a Property Default, (iii) Seller otherwise fails or refuses to perform its obligations under or consummate the Acquisition in accordance with the terms and provisions of this Agreement, including Section 7.1 below, provided that such failure or refusal is not the result of a Buyer Default.

“Seller Liability Cap” has the meaning set forth in Section 10.4.

“Sellers Payables” means all accounts payable of Sellers which were incurred or accrued in connection with the operation of the CLP Managed Properties, to the extent they relate to the period preceding the Closing Date.

“Seller Receivables” means, with respect to any CLP Managed Property, any of the following that have been invoiced for payment but not yet paid as of the Closing Date: (1) membership dues, charges, handicap fees, driving range fees, food and beverage receivables, merchandise receivables, cart fees, golf club storage fees, locker fees and trail fees and other invoiced charges with respect to the Properties; (2) amounts with respect to Bookings occurring prior to the Closing Date; and (3) any other receivables of Seller with respect to the Properties which, as of the Closing Date, have been invoiced but not paid (but excluding payments coming due on or after the Closing Date under financing arrangements permitting the payment over time of membership initiation fees and membership deposits). For purposes of clarification, the term “Seller Receivables” shall not include the amounts due under the Valencia/Weston Notes, which shall be conveyed to Buyer separately as set forth in Section 5.2(b).

“Seller Surviving Obligations” means any obligation of Sellers in this Agreement that expressly survives the Closing or any termination of this Agreement pursuant to the terms of this Agreement.

“Sellers’ Conditions Precedent” has the meaning set forth in Section 15.2.

“Survey” has the meaning set forth in Section 7.1.

“Survival Period” shall mean a period commencing on the Closing Date and concluding upon the earlier to occur of the following: (a) the date which is six (6) months after the Closing Date; and (b) the date upon which there is a sale of a Controlling Interest in, or a sale of all or substantially all of the assets of, Sellers’ parent company – CNL Lifestyle Properties, Inc.; provided, however, if the events referenced in subparagraph (b) hereof occur prior to October 16, 2014, the Survival Period shall be deemed to conclude on October 16, 2014.

“Take Out Election” has the meaning set forth in Section 3.7.

“Tangible Personal Property” has the meaning set forth in Section 3.4.

“Tenant(s)” has the meaning set forth in the Recitals.

“Title Commitment” has the meaning set forth in Section 7.1.

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“Title Policy” has the meaning set forth in Section 7.1.

“Trust Assumed Membership Deposit Liability” means the obligation of the Trusts under the Trust Assumption Agreement to refund certain Refundable Membership Deposits at the Properties and certain other golf course properties.

“Trust Covered Property Liabilities” means that portion of the Trust Assumed Membership Deposit Liability that relates to certain Properties.

“Trusts” means the DGP Trust and the DPP Trust.

“Warranties” means all guaranties, warranties (express or implied), and bonds in effect with respect to the Properties or any portion thereof, which, by their terms, survive Closing, including, all guaranties, warranties and bonds of contractors, materialmen, manufacturers, mechanics, or suppliers who have been engaged by Sellers or any of their agents to furnish labor, materials, equipment, or supplies to all or any portion of the Properties. The term “Warranties” shall not include representations and warranties of Sellers or representations and warranties of Buyer set forth in this Agreement.

“WARN Act Liability” has the meaning set forth in Section 13.4.

“Water Rights” means all right, title and interest, if any, of any Seller in water, water wells, water rights, riparian rights, appropriative rights, water allocations, water permits, water facilities, water agreements and water stock that may be associated with a Property.

2.2 Principles of Construction. Unless otherwise expressly provided herein, and unless the context in which any term is used plainly requires a different construction:

(a) any term used or defined in the singular shall include its plural form, and any term used or defined in the plural shall include its singular form;

(b) references to “Articles,” “Sections,” “Schedules,” “Exhibits” or the “preamble” shall be to articles, sections, schedules, exhibits or the preamble of or to this Agreement;

(c) references to this Agreement shall include a reference to all of the schedules, exhibits and other appendices hereto, as the same may be amended, modified, supplemented or replaced from time to time;

ARTICLE 3 - THE PROPERTY

The property to be sold, assigned, purchased, assumed and delivered pursuant to this Agreement includes all of the following with respect to each Property to be conveyed hereunder, and all of the following shall be deemed to be included in the term “Property” unless otherwise specified herein:

3.1 CLP Fee Properties. The CLP Fee Property or CLP Fee Properties owned by such Seller, including a fee simple interest in the Land underlying each CLP Fee Property and

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each Seller’s right, title and interest in and to (a) the Improvements, (b) all Water Rights, if any, and (c) all Appurtenances.

3.2 Intentionally Omitted.

3.3 CLP Groundlease Properties. The applicable Seller’s ground lease estate (or possessory concession or management agreement interest), all right, title and interest of such Seller under each Ground Lease arising from and after the Closing Date and each Seller’s right, title and interest in and to (a) the Improvements, (b) all Water Rights, if any, and (c) all Appurtenances.

3.4 Tangible Personal Property; Goods and Inventory. Subject to Section 3.6, all tangible personal property owned by the Seller located on or used in the operation, maintenance or repair of the applicable Property or improvements, including: (a) all fixtures, furniture, furnishings, equipment, materials, machinery, vehicles, tools, repair parts, goods, supplies, televisions, telephones, communications equipment, kitchen utensils, glassware, china, appliances, golf carts, trade fixtures, cash registers, tools, repair parts, video equipment, linens, china, window treatments, signs, advertising booklets and materials, brochures, ground maintenance equipment, computer systems and equipment, computer hardware and software, databases, hardware and equipment relating to the point of sale system, but specifically excluding the Goods and Inventory (the foregoing, with the exception of Goods and Inventory, shall be referred to herein collectively as the “Tangible Personal Property”) and (b) subject to Section 3.7, all Goods and Inventory owned by the Sellers with respect to the CLP Managed Properties (and a quitclaim of all other Goods and Inventory).

3.5 Intangible Personal Property. Subject to Section 3.6 and Section 3.7, all right, title, and interest of Sellers in and to the intangible personal property used in or otherwise appurtenant to the operation and use of each applicable Property or the associated Tangible Personal Property, including: (a) all Leases, (b) all Management Agreements, (c) all Governmental Approvals and Licenses and Permits; (d) all reports, technical studies and architectural and engineering plans, specifications and drawings, if any, including all site plans, surveys, floor plans, engineering studies, hydrological studies, environmental and toxic waste studies and information (including information concerning any wetlands and endangered species habitat located on the Land), soil and substrata studies, utility schemes, reports from U.S.G.A., 2010-2013 annual inspections regarding soils, and landscape plans; (e) all rights of the applicable Seller under all Approved Contracts that arise from and after the Closing Date; (f) any proprietary rights in the name under which each Property is operated, and any variations or derivatives thereof (the “Course Names”), including course specific, stand-alone internet web addresses, websites and domain names relating to the Properties, ULR (uniform resource locator); (g) trade names, trademarks, service marks, logos, telephone numbers and listings, and other intellectual property with respect to the Course Names or otherwise used in connection with the Properties, including all common law and statutory rights thereunder and all goodwill associated therewith; (h) subject to Section 3.6(d), software used in the operations of the CLP Managed Properties (to the extent transfer would not violate the licensing or other agreements associated therewith); (i) all Warranties, Bookings and all escrow or security deposits, maintenance, tax, insurance, capex and/or other escrows, accounts, reserves or other rights related to the ownership of, or use and operation of the Properties; (j) subject to Section 3.6(a),

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

books and records, customer, membership and administrative files and records, equipment records, operating manuals, personnel policies and procedures, membership files, membership billing records and membership lists (including, to the extent available and transferable without violating Legal Requirements, telephone numbers and fax numbers); (k) Sellers Receivables in accordance with Section 5.2(a) and Valencia/Weston Notes in accordance with Section 5.2(b); and (l) all rights, proceeds and policy benefits arising from any casualty or related insurance policies or existing condemnation proceedings concerning a Property received by Sellers prior to Closing (the foregoing shall collectively be referred to herein as the “Intangible Personal Property”).

3.6 Excluded Property. Notwithstanding anything contained in this Article 3 to the contrary, the Property to be transferred excludes the following property or property interests (“Excluded Property”):

(a) all books, records and databases of the Tenants or Managers (except for Seller’s rights, if any, therein and non-proprietary books and records located at the CLP Managed Properties pertaining exclusively to the operation thereof);

(b) cash on hand at any Property or any interest of any Seller, Tenant or Manager in any banking or financial institution accounts or any deposit or safety deposit boxes;

(c) compensation and payroll records or employee benefit plans and benefit arrangements and information which must be maintained by Tenants or Managers under privacy or employment laws;

(d) any interest of Sellers in software or equipment related to the “Point of Sale” system used at the Properties and equipment and software related to the “Kronos” system used by the Tenant or Manager at the Properties, including all tee time software, to the extent the foregoing would require the consent of a third party in order to transfer the same and such consent is not obtained prior to the Closing Date;

(e) any interest of Sellers in any other computer software being used at any of the Properties which would require the consent of a third party in order to transfer the same and such consent is not obtained prior to the Closing Date;

(f) all product and service warranties and guaranties only to the extent relating to the period prior to the Closing Date, it being understood and agreed that product and services warranties and guaranties are not Excluded Property to the extent they relate to the period on or after the Closing Date and are only Excluded Property to the extent Sellers retain liability following Closing that would be covered under such warranties and guarantees;

(g) any rights, interests, obligations or benefits under any Contracts, only to the extent relating to the period prior to the Closing or to the extent arising at any time under Contracts that are not Approved Contracts;

(h) rights to income to which the Sellers are entitled pursuant to the proration provisions of Section 6.5;

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(i) any Leased Equipment, except to the extent that Buyer exercises its right under Section 3.7(a) to purchase, assume the lease for, or enter into a new lease covering, such Leased Equipment and satisfies its obligations under that Section (including if applicable the obligation to pay the purchase cost thereof);

(j) any information that cannot be conveyed or transferred under Legal Requirements protecting individual privacy;

(k) any tangible or intangible personal property owned by Tenants or Managers; and

(l) any liquor or alcoholic beverage inventory that may not legally be conveyed.

3.7 Leased Equipment.

(a) Notwithstanding any provision of this Agreement to the contrary, the Property that is to be conveyed in consideration of the Purchase Price shall not include golf carts, certain ground maintenance equipment and other equipment that is leased by a Seller (“Leased Equipment”) pursuant to an equipment lease or similar arrangement between a Seller and unrelated third parties (each an “Equipment Lease”) (for purposes of clarification, the term “Equipment Lease” shall not include any equipment lease between a Tenant or a Manager and unrelated third parties, which leases are not being assigned at Closing). A list of the Equipment Leases applicable to the Properties that are in the name of a Seller and a description of the Leased Equipment that is covered thereby is attached hereto as Schedule 3.7(a). XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX

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ARTICLE 4 - INTENTIONALLY OMITTED

ARTICLE 5 - PURCHASE AND SALE PRICE

The total purchase and sale price for the Property is THREE HUNDRED TWENTY MILLION AND NO/100 DOLLARS ($320,000,000.00) (the “Purchase Price”), subject to the prorations and adjustments provided in this Agreement.

5.1 Deposit; Payment of Purchase Price.

(a) Deposit. XXXXXXXXXX Buyer, has prior to the Effective Date deposited into escrow (the “Escrow”) with First American Title Insurance Company, National Commercial Services, located at 420 South Orange Avenue, Suite 250, Orlando, Florida 32801 (the “Escrow Holder” or “Title Company”) the amount of TEN MILLION AND NO/100 DOLLARS ($10,000,000.00) in cash (the “Site Access Deposit”), which, pursuant to Section 3(e) of the Site Access Agreement (as defined below), Escrow Holder is hereby jointly instructed to continue to invest in federally insured money market accounts approved by Buyer and Sellers. The Parties acknowledge that the Site Escrow Deposit was delivered to the Escrow Holder pursuant to the Site Access Agreement, and that each of Buyer and Sellers desire and acknowledge and agree that, pursuant to Section 3(e) of the Site Access Agreement, such Site Access Deposit shall serve as the Deposit hereunder, and that from and after the execution and delivery of this Agreement, the Deposit shall be treated pursuant to the terms and provisions of this Agreement, rather than the Site Access Agreement. Sellers and Buyer agree to execute such additional instructions not inconsistent with this Agreement as may be reasonably required by Escrow Holder. All interest on the Deposit shall be added to, and constitute a part of, the Deposit for all purposes under this Agreement. The Deposit shall be applied to the payment of the Purchase Price.

(b) Balance of Purchase Price. Buyer shall deposit the balance of the Purchase Price (plus or minus the net amount of any costs, adjustments and prorations provided for in this Agreement) into the Escrow prior to the Closing, in cash. As used in this Agreement, the term “cash” means immediately available United States funds transferred by wire transfer.

(c) Treatment of Deposit. Buyer acknowledges that the Deposit is non-refundable to Buyer except as specifically set forth in this Section 5.1(c). The Deposit shall be paid to Seller as liquidated damages upon any cancellation of the Escrow except due to a termination pursuant to Sections 6.2(c), (d), (e), (o) and (v), Section 7.1, Section 9.2, Section 13.9, Section 15.1, or Sections 17.1(a), (c) or (d). The Deposit shall not be refundable to Buyer for any reason other than a termination by Buyer pursuant to Sections 6.2(c),(d), (e), (o) and (v), Section 7.1, Section 9.2, Section 13.9, Section 15.1, or Sections 17.1(a), (c) or (d).

(d) Acknowledgements Regarding Deposit. All interest earned in said account of the Escrow Holder shall be reported by the Escrow Holder to the Internal Revenue Service as income to Buyer (and Buyer agrees to execute a W-9 form and any other federal tax documents necessary in connection therewith). The Escrow Holder shall not be liable for any loss occurring which arises from the fact that the amount of the Deposit may cause the aggregate amount of any depositor’s accounts contemplated under this Agreement to exceed $250,000 and

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that the excess amount is not insured by the Federal Deposit Insurance Corporation. If this Agreement shall be terminated by the mutual written agreement of Seller and Buyer, or if the Escrow Holder shall be unable to determine at any time to whom the Deposit should be paid, or if a dispute shall develop between Seller and Buyer concerning to whom the Deposit should be paid and delivered, then and in any such event, the Escrow Holder shall pay and deliver the Deposit in accordance with the joint written instructions of Seller and Buyer. In the event that such written instructions shall not be received by the Escrow Holder within ten (10) days after the Escrow Holder has served a written request for instructions upon Seller and Buyer, then the Escrow Holder shall have the right to pay and deliver the Deposit into an appropriate court of proper jurisdiction in the State of Florida, and interplead Seller and Buyer in respect thereof, and thereupon the Escrow Holder shall be discharged of any obligations in connection with this Agreement.

(e) Purchase Price Allocation Among Asset Classes. Sellers and Buyer shall use commercially reasonable efforts to agree upon the allocation of the Allocated Purchase Price for each property between real, personal and other types of property for transfer tax purposes at least three (3) Business Days prior to the Closing Date; provided, however, the allocation of the Allocated Purchase Price for each Property by each of Sellers and Buyer for all other purposes, whether for local, state or federal taxes or otherwise, shall not require the consent of the other Party.

5.2 Price Adjustment. The Purchase Price shall be adjusted by the following amounts:

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(f) Prorations. The Purchase Price shall be further adjusted by the net amount of prorations under Section 6.5 and as provided in Section 5.3(c)-(e) and Section 13.13.(b) below.

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ARTICLE 6 - ESCROW AND CLOSING

6.1 Opening Escrow; Location and Date for Closing. The closing of the Acquisition (the “Closing”) shall be completed through an escrow (the “Escrow”) at the offices of Sellers’ counsel, or such other location as the parties may mutually agree. Escrow Holder shall be present at the Closing to accept documents into escrow. This Agreement shall constitute joint escrow instructions to Escrow Holder in connection with the Escrow. The Closing shall occur on a date (the “Closing Date”) that is thirty (30) days following the Effective Date, unless extended pursuant to the terms of Section 6.2(c).

6.2 Sellers’ Deliveries Prior to Closing. Prior to the Closing Date, Sellers shall deliver to Escrow Holder, and Buyer may inspect, the following documents duly executed by Sellers (or by such other Person as may be indicated below) and acknowledged where appropriate:

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(a) Special warranty deeds covering each of the CLP Fee Properties, each in substantially the form of the applicable Seller’s vesting deed for such Property, subject to such variation as may be required to comply with Legal Requirements and with updated information from the Title Policies, but subject only to the Permitted Exceptions (collectively, the “Deeds”), signed by the applicable Seller and conveying the CLP Fee Properties to Buyer;

(b) Two (2) original counterparts of an assignment and assumption of the Ground Lease for each CLP Groundlease Property, each substantially in the form of Exhibit F and in proper form for recordation in the jurisdiction in which the applicable CLP Groundlease Property is located and subject only to the Permitted Exceptions (collectively, the “Ground Lease Assignments”), signed by the applicable Seller, conveying the leasehold, subleasehold or similar interest under such Ground Lease to Buyer, as provided in this Agreement;

(c) For each Ground Lease for which a Ground Lessor’s Consent is required either by the terms of the Ground Lease and/or by the Title Company as described on Exhibit B-1, one or more original documents constituting the Ground Lessor’s Consent, signed by the applicable Ground Lessor and, if required, by the Ground Lessor’s Lender, in form and substance reasonably satisfactory to Buyer, provided that any form that is substantially similar to the form provided to Sellers in connection with the applicable Seller’s acquisition of such Property (other than the Cowboys Golf Club) shall be deemed satisfactory to Buyer if also acceptable to the Title Company. If a Ground Lessor fails or refuses to provide a Ground Lessor’s Consent on or before the Closing Date, then the following provisions shall apply (which shall be exercised by written notice to Buyer as soon as practicable but in no event later than the then-scheduled Closing Date):

(i) If, as of the Closing Date, (a) the Ground Lessor’s Consent has been delivered for the Cowboys Golf Club and (b) otherwise four (4) or fewer Ground Lessor’s Consents have not been received (which for purposes of a CLP Groundlease Property requiring multiple consents shall be counted as one (1) consent) and the aggregate Allocated Purchase Price for the CLP Groundlease Properties for which Ground Lessor’s Consents have not been received is less than Twenty Five Million Dollars ($25,000,000), then the Acquisition shall occur on the originally scheduled Closing Date for all Properties other than those for which a Ground Lessor’s Consent is required but not obtained, in which case Buyer and Seller shall deliver all closing documents to the Escrow Agent and Buyer shall deliver the unadjusted Purchase Price to Escrow Agent (and the Deposit shall be applied to such Purchase Price), provided an amount equal to the Allocated Purchase Price for each such Property (for which a Ground Lessor Consent is required but not obtained) (each, a “Follow On Property”) and the closing documents for such Follow On Property shall remain in escrow for a period of up to one hundred twenty (120) days (the “Initial Extension”) to be released within three (3) Business Days of receipt of such Ground Lessor’s Consent (a “Follow On Closing”). If any Follow On Closing does not occur by the expiration of the Initial Extension, then the terms of Section 6.2(c)(iii) shall apply.

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

(ii) If, as of the originally scheduled Closing Date, either (a) the Ground Lessor’s Consent for the Cowboys Golf Club has not been received, (b) otherwise more than four (4) Ground Lessor’s Consents have not been received (which for purposes of a CLP Groundlease Property requiring multiple consents shall be counted as one (1) consent), or (c) all but four (4) or fewer Ground Lessor’s Consents have been received, but the aggregate Allocated Purchase Price for the CLP Groundlease Properties for which Ground Lessor’s Consents have not been received equals or exceeds Twenty Five Million Dollars ($25,000,000), then, if the circumstances described in clause (b) or (c) are present (but not (a)), then Seller, in Seller’s sole discretion, shall have the option to either (1) postpone the Closing Date for a period of up to one hundred twenty (120) days (the “Initial Extension”) (Buyer not being obligated to place the Purchase Price in escrow) until all such Ground Lessor’s Consents have been executed and delivered by the Ground Lessors (subject to the terms of the last sentence of subparagraph (iv) below), or (2) cause the Acquisition to occur on the originally scheduled Closing Date for all Properties other than those for which a Ground Lessor’s Consent is required but not obtained, and all other Properties shall be treated as Follow On Properties such that the Allocated Purchase Price and all closing documents for all such Follow On Properties shall be delivered into escrow and otherwise held and disbursed in accordance with the terms of Section 6.2(c)(i) above. If the circumstances described in clause (a) are present (i.e, Ground Lessor’s Consent for the Cowboys Golf Club has not been received) as of the originally scheduled Closing Date, then the terms of clause (1) above shall apply.

(iii) If the Acquisition closed as of the originally scheduled Closing Date for all Properties other than the Follow On Properties, and if as of the expiration of the Initial Extension any Follow On Closing has not yet occurred because the Ground Lessor’s Consent has not been received for such Follow On Property, then the Escrow Holder shall return the escrowed Allocated Purchase Price for all such remaining Follow On Properties to Buyer, provided that the Sellers and Buyer shall continue to use good faith commercially reasonable efforts for an additional period of sixty (60) days (the “Second Extension”) to obtain such outstanding Ground Lessor’s Consents and cause the remaining Follow On Closings to occur (in which case Buyer shall re-deliver the Allocated Purchase Price for such Follow On Closing to Escrow Holder on or before the Follow On Closing).

(iv) If on the Closing Date, the original Closing Date was extended for all Properties pursuant to clause (1) of Section 6.2(c)(ii), and if, as of the expiration of the Initial Extension, either (a) the Ground Lessor’s Consent for the Cowboys Golf Club has not been received, (b) otherwise more than four (4) Ground Lessor’s Consents remain outstanding (which for purposes of a CLP Groundlease Property requiring multiple consents shall be counted as one (1) consent), or (c) all but four (4) or fewer Ground Lessor’s Consents have been received, but the aggregate Allocated Purchase Price for the CLP Groundlease Properties for which Ground Lessor’s Consents have not been received equals or exceeds Twenty Five Million Dollars ($25,000,000), then, if the circumstances

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described in clause (b) or (c) are present (but not (a)), then Seller shall have the option to either (1) postpone the Closing through the expiration of the Second Extension (Buyer not being obligated to place the Purchase Price in escrow), in which case Buyer and Sellers shall continue to use good faith commercially reasonable efforts to obtain all remaining Ground Lessor’s Consents, or (2) cause the Acquisition to occur on the expiration of the Initial Extension for all Properties other than those for which a Ground Lessor’s Consent is required but not obtained, and all other Properties shall be treated as Follow On Properties subject to the terms of Section 6.2(c)(i) above through the expiration of the Second Extension, except that Buyer shall not be required to deliver the Allocated Purchase Price for such Follow On Properties until the applicable Follow On Closing. If the circumstances described in clause (a) are present (i.e, Ground Lessor’s Consent for the Cowboys Golf Club has not been received) as of the expiration of the Initial Extension, then the terms of clause (1) above shall apply. If the original Closing Date for all Properties was extended pursuant to clause (1) of Section 6.2(c)(ii), and if none of the circumstances described in clause (a), (b) and (c) above are present as of the expiration of the Initial Extension, then the Acquisition shall occur on the expiration of the Initial Extension for all Properties other than those for which a Ground Lessor’s Consent is required but not obtained (if any), and all other Properties shall be treated as Follow On Properties subject to the terms of Section 6.2(c)(i) above through the expiration of the Second Extension, except that Buyer shall not be required to deliver the Allocated Purchase Price for such Follow On Properties until the applicable Follow On Closing.

(v) If, as of the expiration of the Second Extension, any Ground Lessor’s Consents have not been obtained, then this Agreement shall terminate with respect to all such remaining Follow On Properties, and Sellers and Buyer shall have no further obligations with respect to such Follow On Properties other than the Seller Surviving Obligations and the Buyer Surviving Obligations. If the Closing was postponed for all Properties through both the Initial Extension and the Second Extension pursuant to clause (1) of Section 6.2(c)(ii) and clause (1) of Section 6.2(c)(iv) above (whether or not the Ground Lessor’s Consent for the Cowboys Golf Club was delivered), then the Acquisition shall occur on the expiration of the Second Extension with respect to all Properties other than those for which a Ground Lessor’s Consent is required but not obtained, in which case the Purchase Price shall be reduced by the Allocated Purchase Price for all such Properties for which a Ground Lessor’s Consent has not been obtained, and this Agreement shall terminate with respect to such remaining Follow On Properties and Buyer and Sellers shall have no further obligations with respect to such remaining Follow On Properties other than the Buyer Surviving Obligations and the Seller Surviving Obligations.

(d) For each Ground Lease, an estoppel letter having substantially the content of Exhibit G executed and delivered by the applicable Ground Lessor identified on Exhibit B-1 (a “Ground Lease Estoppel”); provided, however, that if a Ground Lessor fails or refuses to provide a Ground Lease Estoppel or does not provide a Ground Lease Estoppel in the scope

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required by Buyer despite Seller’s exercise of commercially reasonable efforts to cause Ground Lessor to do so, Buyer shall accept an estoppel letter and certification from the applicable Seller as to any information contemplated by Exhibit G that is not contained in the Ground Lessor’s estoppel; provided further, however, Buyer shall not be required to accept such Seller estoppel for more than three (3) of the Ground Leases other than Stonecreek Golf Club and in such event, Buyer shall have the right to terminate this Agreement and this Agreement shall be of no further force or effect, the Deposit shall be returned to Buyer by the Escrow Holder, and the parties hereto shall have no further obligations to one another hereunder (except for the Seller Surviving Obligations and the Buyer Surviving Obligations); provided further, in the event the Closing is extended beyond the expiration of the Initial Extension for all Properties as set forth in Section 6.2(c), then Seller shall request an updated Ground Lease Estoppel for each Ground Lease Estoppel previously received more than one hundred twenty (120) days prior to the Closing from the applicable Ground Lessor, provided that receipt of any such updated Ground Lease Estoppel shall not be a condition to close provided that Seller provides the Buyer with an affidavit with respect to each such Ground Lease Estoppel certifying that the matters attested to in such Ground Lease Estoppel remain true and correct in all material respects as of the Closing Date;

(e) For each Lease, an estoppel letter having substantially the content of Exhibit H executed and delivered by the applicable Tenant (a “Tenant Lease Estoppel”); XXXXXXXXXX;

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(f) Two (2) original counterparts of a Bill of Sale conveying the Personal Property related to each Property to Buyer, to be in substantially the form of Exhibit I and signed by the applicable Seller (collectively, the “Bills of Sale”);

(g) Two (2) original counterparts of a Goods and Inventory Bill of Sale conveying the Goods and Inventory owned by Sellers with respect to each CLP Managed Property to Buyer, to be in substantially the form of Exhibit J and signed by the applicable Seller (collectively, the “Goods and Inventory Bills of Sale”) and a quitclaim Goods and Inventory Bill of Sale conveying all of Seller’s right, title, and interest, if any, of other Goods and Inventory to Buyer, to be in substantially the same form as Exhibit K and signed by the applicable Seller (collectively, the “Quitclaim Bills of Sale”);

(h) Two (2) originals of an Assignment and Assumption of Contract Agreements with respect to each Property, each in substantially the form of Exhibit L (an

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“Assignment of Contracts”), signed by the appropriate Seller and conveying the Approved Contracts related to each CLP Managed Property to Buyer;

(i) Two (2) originals of an Assignment and Assumption of Membership Documents for each CLP Managed Property that is a Private Club, each in substantially the form of Exhibit M-1 (an “Assignment of Membership Documents”), signed by the appropriate Seller, under which all of such party’s rights and obligations under the Membership Documents are assigned to, and all of the rights and obligations thereunder first accruing from and after the Closing Date are assumed by, Buyer, and two (2) originals of a Partial Assignment and Assumption of Rights Against Trusts regarding Tatum Ranch Golf Club in substantially the form of Exhibit M-2, (the “Partial Assignment of Rights Against Trusts”) signed by CLP Southwest Golf as contemplated by Section 5.3(c);

(j) Two (2) originals of an Assignment and Assumption of Water Documents with respect to each Property to which Water Rights are associated (as indicated on Schedule 6.2(j)), each in substantially the form of Exhibit N (an “Assignment of Water Documents”), signed by the appropriate Seller and conveying the Water Rights to Buyer;

(k) Two (2) originals of an Assignment and Assumption of Lease Agreement for each CLP Leased Property, each in substantially the form of Exhibit O (an “Assignment of Lease”), signed by the appropriate Seller, under which all of such Seller’s rights and obligations under the Leases are assigned to, and all of the rights and obligations thereunder first accruing from and after the Closing Date (including any obligation to refund a security deposit to Tenant thereunder) are assumed by, Buyer;

(l) Two (2) originals of an Assignment and Assumption of Management Agreement for each CLP Managed Property, each in substantially the form of Exhibit P (an “Assignment of Management Agreement”), signed by the appropriate Seller, under which all of such Seller’s rights and obligations under the Management Agreement are assigned to, and all of the rights and obligations thereunder first accruing from and after the Closing Date are assumed by, Buyer (subject to Section 6.2(q) below);

(m) A non-foreign status affidavit from each of the Sellers in favor of Buyer in the form of Exhibit Q attached hereto;

(n) Written consents evidencing the capacity and authority of each Seller to enter into and perform its obligations under this Agreement, to consummate the Closing, and to enter into and deliver all Closing Documents to be executed and delivered by it, and authorizing certain individuals to enter into and deliver this Agreement and the Closing Documents on behalf such Seller, (ii) an incumbency certificate for those individuals signing this Agreement and the Closing Documents on behalf such Seller, (iii) a good standing certificate from the state of formation for each Seller, (iv) an authority to do business/foreign qualification certificate for each State where a Property is located, and (v) any other document reasonably required by the Escrow Agent;

(o) A Bringdown Certificate, duly executed by each Seller (which shall include Seller’s representation as to the balances set forth in Section 10.1(v) as of the Closing

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Date); provided, however, if such Bringdown Certificate contains any exceptions and such exceptions have a Material Adverse Effect, Buyer shall have the right to terminate this Agreement and this Agreement shall be of no further force or effect, the Deposit shall be returned to Buyer by the Escrow Holder, and the parties hereto shall have no further obligations to one another hereunder (except for the Seller Surviving Obligations and the Buyer Surviving Obligations);

(p) Intentionally Omitted.

(q) With respect to each Management Agreement, written notice to each Manager that such Management Agreement has been assigned to Buyer, XXXXXXXXXX

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(r) A post-closing services agreement in the form of Exhibit R attached hereto executed by CNL Lifestyle Properties, Inc.;

(s) Any required state, county, and municipal transfer declarations, in such form as the Title Company may reasonably require;

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(t) An ALTA statement or other owner affidavit or indemnity in form reasonably required by the Title Company in order to issue the Title Policies required hereunder (i) without standard exceptions to title that are customarily removed on the basis of such affidavits and indemnities, and (ii) subject only to the Permitted Exceptions, provided, however, in no event shall Sellers be obligated to provide an affidavit of no change with respect to Seller’s existing surveys and express maps relating to the Properties;

(u) For each Management Agreement, an estoppel letter having substantially the content of Exhibit S-1 executed and delivered by the applicable Manager (a “Manager Estoppel”); XXXXXXXXXX

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(x) Any other documents, certificates or instruments reasonably necessary to consummate the transactions contemplated by this Agreement and reasonably requested by Buyer not later than five (5) Business Days prior to the Closing Date and a settlement/closing statement.

6.3 Buyer’s Deliveries Prior to Closing. Prior to the Closing Date, Buyer shall deliver to Escrow Holder, and Sellers may inspect, the following documents:

(a) Two (2) original counterparts of each of the Ground Lease Assignments duly executed by the Person to whom each applicable Ground Lease is to be assigned pursuant to Section 6.2(b), (c) or (d);

(b) Two (2) original counterparts of each Assignment of Lease, duly executed by Buyer;

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(c) Two (2) original counterparts of each Assignment of Management Agreement, duly executed by Buyer;

(d) Two (2) original counterparts of each of the Bills of Sale, duly executed by Buyer;

(e) Two (2) original counterparts of each of the Goods and Inventory Bills of Sale, duly executed by Buyer;

(f) Two (2) originals of each of the Assignments of Contracts, duly executed by Buyer;

(g) Two (2) originals of each of the Assignments of Membership Documents, duly executed by Buyer;

(h) Two (2) original counterparts of each of the Assignment of Water Documents, duly executed by the Buyer;

(i) Written consents evidencing the capacity and authority of Buyer to enter into and perform its obligations under this Agreement and to consummate the Closing, to enter into, and deliver all Closing Documents to be executed and delivered by Buyer, and authorizing certain individuals to enter into and deliver this Agreement and the Closing Documents on behalf of Buyer, (ii) an incumbency certificate for those individuals signing this Agreement and the Closing Documents on behalf of Buyer, (iii) a good standing certificate from the state of formation for Buyer, (iv) an authority to do business/foreign qualification certificate for each State where a Property is located, and (v) any other document reasonably required by the Escrow Agent;

(j) A Bringdown Certificate, duly executed by Buyer;

(k) A certificate meeting the requirements of Section 11.1(d), duly executed by each designee of Buyer taking title to a CNL Property;

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(n) Any required state, county, and municipal transfer declarations to be signed by the grantee of real property, in such form as the Title Company may reasonably require; and

(o) Any other documents, certificates or instruments reasonably necessary to close the purchase and sale transaction contemplated by this Agreement and reasonably requested by Sellers not later than five (5) Business Days prior to the Closing Date and a settlement/closing statement.

6.4 Fees and Closing Costs. The fees and costs incidental to the Acquisition and/or the Closing shall be paid as follows:

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(a) Sellers shall pay: (i) the cost of releasing or reconveying any mortgage or deed of trust encumbering any Property; (ii) with respect to each Property, the basic premium or cost of obtaining each Title Policy (excluding endorsements), all real estate recordation charges or documentary, transfer, sales or recording fees or taxes, if any, payable in connection with recording the Deed or other instruments to be recorded in connection with the conveyance of such Property that are customary for the seller to pay in the state where the Property is located and in accordance with Schedule 6.4 attached hereto; (iii) one-half of the escrow fees and charges of Escrow Holder; (iv) the cost of obtaining any Ground Lessor’s Consents or the Ground Lease Estoppels from Ground Lessors under the Ground Leases, and the Tenant Lease Estoppels and Manager Estoppels described in Sections 6.2(e) and (u) above, and (v) any sales tax in connection with the transfer to Buyer of the Personal Property and Goods and Inventory (provided that Buyer shall take such actions as Sellers may reasonably request to avoid or minimize any such sales tax, including obtaining and providing to Sellers a resale certificate).

(b) Buyer shall pay (i) all costs related to Buyer’s due diligence, including the costs of updating existing, or preparing new, environmental assessment reports, property condition reports or property surveys; (ii) with respect to each Property, the basic premium or cost of obtaining each Title Policy (excluding endorsements), all real estate recordation charges or documentary, transfer, sales or recording fees or taxes, if any, payable in connection with recording the Deed or other instruments to be recorded in connection with the conveyance of such Property that are customary for the purchaser to pay in the state where the Property is located and in accordance with Schedule 6.4 attached hereto; (iii) the cost of obtaining any endorsements requested by Buyer for each Title Policy; (iv) the cost of any consents or estoppels contemplated to be obtained by Sellers (other than those set forth in Section 6.4(a)(iv) above); and (v) the buyout payments for any Leased Equipment that Buyer elects to purchase pursuant to Section 3.7(a)(i). For purposes of clarity, the parties agree that Schedule 6.4 attached hereto sets forth the customary allocation of the charges referenced in Section 6.4(a)(ii) and Section 6.4(b)(ii).

(c) Buyer and Seller shall each pay their own legal fees and other incidental expenses incurred in connection with the transactions contemplated by this Agreement.

(d) All closing costs not otherwise specified in this Section 6.4 shall be paid by Buyer or Sellers in the manner customary in the state in which the Property is located.

The parties agree to cooperate reasonably with each other to minimize the real estate recordation charges or documentary, transfer or recording fees or taxes payable pursuant to Sections 6.4(a) and 6.4(b).

6.5 Prorations. At the Closing, prorations between the applicable Seller, on the one hand, and Buyer, on the other hand, shall be made for each Property as follows:

(a) All general ad valorem taxes, special assessments and other taxes or charges of a similar nature imposed by any Governmental Authority against a CLP Managed Property, or by any applicable property owners association, utility district or any other body (collectively, the “Impositions”) against the CLP Managed Properties for all prior years and all current year Impositions that are due and payable on or before the Closing Date, together with all

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payroll taxes, sales taxes, license taxes, liquor taxes and use taxes that are due and payable with respect to the CLP Managed Properties on or before the Closing Date, shall have been paid by the applicable Seller on or before the Closing Date, subject to proration as follows: Buyer shall be responsible for the payment to each applicable Seller of the amount of Impositions that relate to the period on and after the Closing Date (and the Sellers shall be responsible for the payment of such Impositions relating to the period prior to the Closing Date). To the extent that Impositions for CLP Managed Properties for the current year have accrued but are not yet due and payable, such amounts shall be paid by Buyer following the Closing Date, and Buyer shall receive a credit against the Purchase Price for the amount thereof that is attributable to the period prior to Closing, such pro ration to be based on the most recent available information, as adjusted by any known changes relating to the period during which the Closing occurs, and shall be subject to true-up pursuant to Section 6.5(l). Sellers and Buyer acknowledge that with respect to each CLP Leased Property, the Tenant under the Lease for such CLP Leased Property is responsible to pay all Impositions with respect to such CLP Leased Property, and therefore shall not be subject to proration under this Section 6.5.

(b) All charges for gas, electricity, water, telephone, sewer and other utilities for the CLP Managed Properties shall be prorated on the basis of the most recent available information, as reasonably adjusted to account for known variances from usage that would not otherwise be reflected in such information. Sellers shall receive a credit for, and shall assign to Buyer, all deposits made by Sellers at the CLP Managed Properties for any utility services; Sellers shall request that the companies and municipalities furnishing utility services to the CLP Managed Properties make termination readings on the morning of the Closing Date, or on a date as soon thereafter as practicable, and submit final statements for utility services, which shall be reconciled pursuant to the Statement of Adjustments. Sellers and Buyer acknowledge that with respect to each CLP Leased Property, the Tenant under the Lease for such CLP Leased Property is responsible to pay all such utility charges with respect to such CLP Leased Property, and therefore shall not be subject to proration under this Section 6.5.

(c) With respect to the CLP Managed Properties, all membership dues for the month in which the Closing occurs or for any subsequent period after Closing, all items of expense under Approved Contracts, and all membership fees, charges, handicap fees, driving range fees, golf club storage fees, locker fees, trail fees and other income items that have accrued to the accounts of members or customers of the CLP Managed Properties but that have not been invoiced as of the Closing Date, shall be prorated as of the Closing Date.

(d) All prepaid membership dues, fees or charges, handicap fees, driving range fees, golf club storage fees, locker fees, trail fees and other charges collected by Seller or the Manager with respect to the CLP Managed Properties shall be prorated as of the Closing Date.

(e) Buyer shall receive a credit in the amount of all deposits received by Sellers or Manager for Bookings to take place after the Closing with respect to the CLP Managed Properties (and shall assume all liability arising after Closing with respect thereto).

(f) Buyer shall receive a credit for all gift certificates, rain checks, or other instruments redeemable for goods or services at the CLP Managed Properties and sold or issued

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on or after the date that is twelve (12) months prior to the Closing Date, to the extent they have neither been redeemed nor expired as of the Closing Date.

(g) Buyer shall receive a credit for any cash security deposit held by Sellers pursuant to any of the Leases, to the extent such security deposit or any portion thereof has not been retained by Sellers prior to the Closing Date pursuant to the terms of the applicable Lease, and Buyer shall thereafter be responsible for the return of such deposit in accordance with the applicable lease; Seller shall receive a credit for any cash security deposit held by Ground Lessors pursuant to any of the Ground Leases, to the extent such security deposit or any portion thereof has not been retained by the Ground Lessors prior to the Closing Date pursuant to the terms of the applicable Ground Lease.

(h) All other items of income or expense with respect to the CLP Managed Properties shall be prorated as of the Closing Date, with all such items of income and expense that relate to the Closing Date and the period after the Closing Date being credited and/or charged, as applicable, to the Buyer’s account. Without limiting the generality of the preceding sentence, (i) income received by Sellers and accounts receivable that represent billings for goods and services to be rendered on or after the Closing Date shall be for the account of Buyers, (ii) pre-paid expenses which relate to goods or services to be provided to the CLP Managed Properties in the ordinary course of business on or after the Closing Date shall be borne by Buyers, and (iii) refunds, to the extent relating to the period prior to the Closing, shall be for the account of the applicable Seller.

(i) Buyer and Seller acknowledge and agree that the balance of all tax and insurance escrow accounts described in the Leases and Management Agreements and held by Seller (the “Escrow Accounts”) and the balance of all Prepaid Annual Membership Dues (as defined in the Leases and/or Management Agreements) held by Seller shall be transferred and assigned by Seller to Buyer at the Closing (or alternatively, Buyer shall receive a credit to/reduction of the Purchase Price in the amount of such Escrow Accounts and Prepaid Annual Membership Dues) and Buyer shall thereafter be responsible for same in accordance with the applicable Lease or Management Agreement.

(j) Buyer and Seller acknowledge and agree that the balance of all cap ex reserve accounts at the Properties (the “Reserves”) are set forth on Schedule 10.1(v)(A) as of the date of such report. Buyer shall receive a credit against the Purchase Price in the amount of the balance of such Reserves in place on the day prior to the Closing Date (which amount includes an uncommitted contingency component which is being credited against the Seller’s obligation to credit Buyer an amount equal to the Arrowhead Tap Fee pursuant to Section 5.2(c)), and Buyer shall thereafter be responsible for same in accordance with the applicable Lease or Management Agreement, including the obligation to establish new reserve accounts as may be required. Seller shall retain ownership of the Reserve accounts which are not included in the Property. Prior to Closing, deposits into and withdrawals from the Reserves shall be made in the ordinary course of business in accordance with the terms of the applicable Lease or Management Agreement.

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(l) Prorations shall be calculated on the basis of the best information available at Closing. The amount of all prorations shall be subject to adjustment in cash after Closing outside of Escrow, as and when more complete and accurate information becomes available. Sellers and Buyer agree to cooperate and use their best efforts to make such adjustments not later than ninety (90) days after the Closing Date (which cooperation may include permitting reasonable inspections of the other parties’ books and records).

ARTICLE 7 - TITLE

7.1 Title Commitments. Buyer hereby acknowledges that Buyer has received from the Title Company a commitment to issue an A.L.T.A. Owner’s Policy of Title Insurance (standard coverage) for each of the Properties, along with legible copies of all documents referenced in said title commitment (the “Title Commitments”), such that Buyer shall obtain from Escrow Agent at Closing an A.L.T.A. Owner’s Policy of Title Insurance (standard coverage) (the “Title Policy”) insuring title to the Land (whether fee or leasehold, as applicable) with respect to the Properties. Buyer further acknowledges that Buyer has ordered a survey of the Land for each Property from licensed surveyors (each, a “Survey”). Buyer and Seller acknowledge that Buyer has submitted to Sellers and Title Company written notice from Buyer specifying any alleged defects in or objections to the title shown in the Title Commitments. Seller has agreed to cure or satisfy, as applicable, or cause to be cured or satisfied, at Sellers’ expense, only those matters set forth on Schedule 7.1, together with any monetary liens, mortgages, tax liens, tax redemption certificates, mechanics liens (including notices of commencement) and judgment liens encumbering the Properties and/or the Associated Property of an ascertainable amount (collectively, “Monetary Liens”, and together with the matters on Schedule 7.1, the “Seller Curative Matters”). Buyer acknowledges and agrees that all other matters appearing on the Title Commitments and as may appear on any Survey, whether or not Buyer has yet received or reviewed any such Survey, are hereby deemed to be “Permitted Exceptions”. If Seller is unable to complete the cure of the Seller Curative Matters before Closing and such Seller Curative Matter has a Material Adverse Effect on a Property, Buyer shall have the right, in its absolute discretion, to elect, upon written notice to Seller and Escrow Agent, to either (i) terminate this Agreement and receive a return of the Deposit or (ii) to take such title to the Property with no abatement of the Purchase Price (except for abatement to the extent of Monetary Liens). Failure by Buyer to deliver the notice referred to in the immediately preceding sentence shall be deemed an election under (ii) above, and failure of Seller to cure any Seller Curative Matter, and such failure has a Material Adverse Effect on a Property, shall be a Seller Default under this Agreement. Notwithstanding anything herein to the contrary, Seller shall use commercially reasonable efforts to request, at Seller’s sole cost and expense, estoppels in form

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and substance prepared by Buyer from any associations, declarants under declarations or other third parties disclosed in the Title Commitments or related to Water Rights to the extent reasonably requested by Buyer or required by the Title Company to issue any endorsements required for the Title Policies, provided that the receipt of any such estoppels shall not be a condition to close. Further, Sellers hereby agree to use commercially reasonable efforts to, upon Buyer’s reasonable request and at Buyer’s expense (excluding any reimbursement for Seller’s legal counsel’s ministerial involvement in coordinating such curative matters), cure any defects revealed on a Survey that was not revealed on a prior survey provided to Buyer as part of the Due Diligence Materials, provided that such cure shall not be a condition to closing.

7.2 Title Insurance. Sellers shall be responsible for the delivery of certified organizational documents, certificates of incumbency and appropriate resolutions, the delivery of customary gap and non-foreign person affidavits, and other matters customarily required to be delivered by a Sellers of property to evidence the lien-free conveyance thereof as may be reasonably required by the Escrow Holder.

ARTICLE 8 - DELIVERY OF DOCUMENTS BY SELLER

8.1 Due Diligence Materials.

(a) Sellers represent and warrant that the Sellers have, subject to Section 8.1(b), provided Buyer and its respective agents, representatives, lenders, investors, principals and affiliates (collectively the “Due Diligence Parties”) with access to the Data Room, which contains all documents and information in the Sellers’ possession and control relating to the Properties as of the Effective Date (collectively “Due Diligence Materials”). The Due Diligence Materials included, to the extent available, current title policies, most recent surveys, copies of environmental reports, appraisals, and other reports concerning the Properties in Sellers’ possession or control, currently effective Licenses and Permits for each CLP Managed Property, financial statements for the Properties relating to the period during which Sellers or their affiliates owned such Properties (but dating back not more than three (3) years), information in Sellers possession or control regarding the membership at Properties that are Private Clubs, litigation files relating to pending litigation that materially affects the ownership or ongoing operations of any Property, employee files, to the extent Sellers are legally permitted to transfer such files, and other information reasonably requested by Buyer.

(b) Notwithstanding anything in this Section 8.1 to the contrary, it shall not be a breach of the representations and warranties made by Sellers in this Section 8.1 if any of the Due Diligence Materials and other materials referred to above or referred to in any of the Schedules attached hereto are incomplete in any respect that would not have a Material Adverse Effect on the Acquisition or the ownership, use, operation or maintenance of the Properties, individually or in the aggregate.

8.2 Additional Materials. Seller shall continue to provide Buyer access to the Data Room through the Closing Date or termination of this Agreement and, after notice to Buyer after the Effective Date, Seller shall continue to update the Data Room and provide to Buyer the additional Due Diligence Materials reasonably requested by Buyer in writing that are in Seller’s possession or control.

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ARTICLE 9 - ACCESS; APPROVED CONTRACTS AND LIQUOR LICENSES

9.1 Access to Property; Inspections. From the Effective Date and continuing through the Closing Date, Buyer, and their respective agents and representatives, shall be entitled to enter onto each Property, to assess the ongoing operations and physical condition thereof in accordance with the terms of that certain Site Access Agreement and Escrow Agreement by and between Sellers and Buyer dated as of April 4, 2014, (the “Site Access Agreement”). Except as provided below, the terms and provisions of the Site Access Agreement are incorporated herein by reference, including without limitation all obligations of Buyer to indemnify Sellers set forth therein, which obligations shall survive the termination of this Agreement; provided, however, (i) Seller’s right to terminate Buyer’s access to the Properties as set forth in the Site Access Agreement is null and void and of no further force or effect, and (ii) in the event of any conflict between the terms and provisions of this Agreement and those of the Site Access Agreement, the terms and provisions of this Agreement shall control.

9.2 Due Diligence Complete; Additional Testing. Prior to executing this Agreement, Buyer satisfied itself as to (i) the legal description of the Land, (ii) the title insurance coverage offered by the Title Commitments, (iii) the nature and extent of all exceptions to title referred to in the Title Commitments (except as reflected on Schedule 7.1 hereto), (iv) the Due Diligence Materials, including the terms and conditions of all Approved Contracts, Leases and Membership Documents, (v) the physical and environmental condition of each Property (except as hereinafter described); (vi) the sufficiency of water to serve the needs of each Property, (vii) the quality and nature of the operations of the Properties and (viii) all other aspects of each Property to be acquired; provided, however, the foregoing acknowledgement shall not waive or release any of Sellers express representations and warranties in this Agreement or estop Buyer’s reliance thereon. Notwithstanding the immediately preceding sentence, the Buyer shall have a limited right to terminate this Agreement and receive a return of the Deposit by delivering written notice of such election to Sellers on or before 5 p.m. eastern time on June 15, 2014 (the “Environmental Testing Period”), subject to the following terms and conditions set forth in this Section 9.2. Seller hereby consents to Buyer conducting additional environmental testing of (and only of) the following Property, including soil sampling, UST testing and other tests normally included in a Phase II environmental site assessment (the “Additional Testing”), subject to Sellers’ option (but not obligation) to have a representative of Seller being present and permitted to take parallel samples in connection with such Additional Testing: Bear Creek Golf Club (the “Additional Testing Property”). Buyer shall have the right to terminate this Agreement and receive a return of the Deposit prior to the expiration of the Environmental Testing Period only if all of the following occur: (1) any such Additional Testing reveals circumstances or conditions at the Additional Testing Property that violate Environmental Laws, which circumstances or conditions were not otherwise revealed in the Due Diligence Materials (an “Environmental Condition”), (2) the cost to remediate any such Environmental Condition or all such Environmental Conditions (and/or to execute an operations and maintenance plan with respect to such Environmental Condition(s) over a period not to exceed five (5) years) is reasonably estimated to exceed $500,000.00 in the aggregate, and (3) Buyer delivers notice of its election to terminate, together with written documentation that the circumstances described in clause (1) and (2) above are present, prior to the expiration of the Environmental Testing Period (the “Environmental Termination Notice”). Buyer shall provide Sellers with copies of all results, reports and material correspondence generated by the Additional Testing. If, within five (5)

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Business Days after Sellers’ receipt of the Environmental Termination Notice, Sellers do not deliver written notice to Buyer that Sellers contest the existence of the circumstances described in clause (1) and (2) above (or that the Environmental Termination Notice was properly delivered prior to the expiration of the Environmental Testing Period) or that Sellers agree to cure all such matters prior to the Closing Date, then this Agreement shall terminate and be of no further force or effect, the Deposit shall be returned to Buyer by the Escrow Holder, and the parties hereto shall have no further obligations to one another hereunder (except for the Seller Surviving Obligations and the Buyer Surviving Obligations).

9.3 Assumption of Approved Contracts. All Contracts held in Seller’s name in effect on the Effective Date are “Approved Contracts.” The Approved Contracts shall include all Membership Documents held in Seller’s name relating to memberships sold prior to the Closing, all contracts held in Seller’s name for Bookings scheduled to take place after the Closing, and all Contracts (including Membership Documents) entered into by Seller in compliance with Section 13.2. As of the Closing Date, Buyer shall assume all of Seller’s obligations under the Approved Contracts first accruing from and after the Closing Date. Buyer and Sellers acknowledge that the assignment of the Cowboys License Agreement and the Raven License Agreement shall require the written consent of the respective licensors thereunder, and that the assignment of the Arrowhead Water Agreement to Buyer shall require the prior written consent of the Roxborough Water and Sanitation District (as successor to Mount Carbon Metropolitan District, the “District”); each of Sellers and Buyer shall use diligent, good faith and commercially reasonable efforts to obtain such consents (and related estoppels) prior to the Closing Date.

9.4 Liquor Licenses.

(a) Current Alcoholic Beverage Licenses. Attached hereto as Schedule 9.4(a) is a list of the alcoholic beverage licenses, private alcohol club permits and other Governmental Approvals relating to the sale or service of alcoholic beverages at the Properties in the name of one or more Sellers. Buyer acknowledges that, if Buyer wishes to sell or serve alcoholic beverages at such Properties, they will need to obtain a transfer or replacement of such Governmental Approvals and otherwise comply with all Legal Requirements and requirements relating to the sale or service of alcoholic beverages at the Properties. From and after the Effective Date, Seller shall: (i) use commercially reasonable efforts to cooperate with Buyer in Buyer’s efforts to obtain its own liquor license (or a transfer of Seller’s liquor license) to serve alcoholic beverages at the Properties, and (ii) at Seller’s sole cost and expense: (a) pay all amounts payable to suppliers of alcoholic beverages for the purchases made by Seller prior to the Closing, (b) promptly file all necessary returns and pay all taxes due any governmental agency or department, including, without limitation, sales and meals taxes, (c) bring current any expired liquor licenses and/or correct any violations known to Seller, and (d) not take any action which will invalidate, suspend or terminate the liquor license until such time that Buyer obtains a permanent liquor license for the Properties. Seller shall be responsible and liable for, with respect to the CLP Managed Properties only, all applicable sales taxes, social security taxes, withholding taxes, unemployment compensation tax and workers’ compensation tax accruing or otherwise payable prior to the Closing Date.

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(b) New Alcoholic Beverage Licenses. Sellers do not guarantee the transfer or re-issuance to Buyer of any licenses or permits necessary to serve alcoholic beverages at any of the Properties. If Buyer desires to obtain new alcoholic beverages licenses permitting them to serve alcoholic beverage at any Property, then Buyer, as applicable, shall, at their sole cost, risk and expense (i) use reasonable efforts to obtain all Governmental Approvals necessary to obtain such new alcoholic beverage licenses as soon as reasonably practicable, but in any event not sooner than the Closing Date, and (ii) follow all legal procedures and processes necessary or advisable for them to obtain the new alcoholic beverage licenses.

(c) Failure of Liquor Approvals has no Effect on Agreement. Buyer acknowledges and agrees that the Purchase Price shall not be reduced, and Buyer shall not otherwise be entitled to any compensation, in the event any or all new alcoholic beverage licenses are not obtained by Buyer with respect to any Property and/or in the event Buyer is not legally entitled to assume operation under any private alcohol club permit. Buyer’s purchase of any Property is not contingent upon Buyer’s obtaining any new alcoholic beverage licenses, or Buyer’s obtaining the right to assume operations under any private alcohol club permits. Buyer shall not have the right to terminate this Agreement, in full or with respect to any Property, because of a failure, delay or uncertainty in obtaining any such licenses or permits or any such right to assume operations under any such private alcohol club permits. Buyer expressly waives any right of rescission which might otherwise exist if Buyer is unable to obtain any or all alcoholic beverage licenses and/or the right to assume operations under any private alcohol club permits.

(d) Interim Management Agreement. Without limiting or otherwise affecting the provisions of Section 9.4(d), if Buyer has not obtained new liquor licenses with respect to one or more of the Properties by the Closing Date, and if permitted under applicable law, then, so long as Buyer notifies the applicable Seller in writing at least seven (7) Business Days before the Closing Date that Buyer elects to enter into the same with the applicable Seller, the Seller, on the one hand, and Buyer, on the other hand, shall execute and deliver, at the Closing, an interim management agreement or beverage service agreement (each, an “Interim Management Agreement”) with respect to the applicable Properties in form and content reasonably acceptable to such Persons to allow Buyer, as applicable, to operate the alcoholic beverage operations at the applicable Properties utilizing the same liquor licenses which the applicable Seller currently utilizes. The term of the Interim Management Agreement shall be from the Closing Date through the earlier of the date which is one hundred eighty (180) days thereafter, or the date Buyer obtains its own liquor license for the applicable Properties. Under the Interim Management Agreement, among other things, (i) Buyer shall name the Seller, as applicable, as an additional insured on Buyer’s commercial general liability insurance policy (which policy must contain a liquor service endorsement); (ii) the parties shall use reasonable efforts to maintain in full force and effect, and if necessary renew, each applicable liquor license during the term of the Interim Management Agreement; and (iii) Buyer shall protect, defend, indemnify and hold harmless the Seller from and against any and all Claims arising out of or in connection with the alcoholic beverage operations at the Properties first accruing from and after the Closing Date, except to the extent such Claims result from the gross negligence, bad faith, willful misconduct or fraud of the applicable Seller. Buyer shall bear all costs of preparing, executing and performing under each Interim Management Agreement, including, payment of all costs incurred by Sellers in performing

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thereunder. No Seller shall have any liability for failure to agree to the terms of an Interim Management Agreement.

ARTICLE 10 - REPRESENTATIONS AND WARRANTIES OF SELLER; SURVIVAL

10.1 Representations and Warranties of Seller. The Sellers make the following representations and warranties to Buyer:

(a) Capacity. Each Seller represents and warrants that it is a limited liability company (or, in the case of CLP Grapevine, a limited partnership) organized, validly existing and in good standing under the laws of the State of Delaware (or, with respect to CLP Grapevine, the State of Texas) and is qualified to do business in each State where the ownership of its assets or the conduct of its business makes such qualification necessary. Each Seller represents and warrants that it has the requisite right, power, legal capacity, and authority to enter into this Agreement and the Seller Conveyance Documents and to fully perform each and all of its respective obligations under this Agreement and the Seller Conveyance Documents.

(b) Due Authorization. Each Seller represents and warrants that this Agreement and the Seller Conveyance Documents will, at the time such delivery is made, be duly authorized, executed and delivered by the Seller making delivery of same, and will be the legal, valid and binding obligations of such Seller enforceable against such Seller accordance with its terms, and will not violate any provisions of any agreement to which such Seller is a party or to which such Seller is subject.

(c) Seller Not a “Foreign Person”. Each Seller represents and warrants that it is not a “foreign person” within the meaning of Section 1445(f)(3) of the Internal Revenue Code of 1986, as amended.

(d) Title to Properties, Personal Property and Goods and Inventory. Each Seller represents and warrants that it is the sole legal and beneficial owner of the Properties (and ground lessee’s leasehold interest in the CLP Groundlease Properties) and the Personal Property and it has and shall convey to Buyer at Closing good title to the Properties and the Personal Property owned by such Seller free and clear of all liens, claims, security interests, leases, restrictions, and encumbrances of any nature, except for the Permitted Exceptions. Seller has not entered into any other contract or agreement of sale of any kind with respect to any of the Properties with a party other than Buyer which is presently effective. Except as may be set forth in a Ground Lease or exception listed on a Title Commitment, to Seller’s knowledge, there are no options to purchase or rights of refusal or first offer which are effective (including any rights held by the members of any Private Club) with respect to all or any portion of the Properties. Each Seller that owns a CLP Managed Property represents and warrants that it is the sole legal and beneficial owner of the Goods and Inventory with respect to such CLP Managed Property and has and shall convey to Buyer at Closing good title to the Goods and Inventory owned by such Seller free and clear of all liens, claims, security interests, leases, restrictions, and encumbrances of any nature, except for the Permitted Exceptions.

(e) Contracts and Equipment Leases. Sellers represent and warrant that, to their knowledge: (i) all Contracts and Equipment Leases heretofore delivered to Buyer as posted

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to the Data Room are in all material respects true, complete and correct copies of such Contracts and Equipment Leases, respectively, (ii) there are no outstanding contracts, commitments, leases, or agreements of any material nature to which the Properties or the Property is or may become subject, except the Contracts and Equipment Leases, respectively, (iii) Sellers have received no notice from any party regarding any alleged default, which would be material and which has not been previously cured or resolved, and (iv) to their knowledge, there are no amendments or any other agreements concerning the Contracts or Equipment Leases that are not included in the Contracts and Equipment Leases, respectively.

(f) Management Contracts. Sellers represent and warrant that, to their knowledge: (i) all Management Contracts listed on Schedule 10.1(f) and heretofore delivered to Buyer are in all material respects true, complete and correct copies of such Management Contracts, (ii) there are no outstanding contracts or agreements relating to the operation of any of the CLP Managed Properties to which any such CLP Managed Property is or may become subject, except the Management Agreements, (iii) Sellers have received no notice from any party regarding any alleged default under any management Contract, which would be material and which has not been previously cured or resolved, and (iv) to their knowledge, there are no amendments or any other agreements concerning the Management Contracts that are not included in the Management Contracts.

(g) Leases. Sellers represent and warrant that, to their knowledge: (i) all Leases listed on Schedule 10.1(g) and heretofore delivered to Buyer are true, complete and correct copies of such Leases, (ii) there are no outstanding leases or agreements relating to the operation of the CLP Leased Properties to which any such CLP Leased Property is or may become subject, except the Leases (or any sub-leases or concession agreements that may have been executed by a Tenant), (iii) Sellers have received no notice from any party regarding any alleged default, which would be material and which has not been previously cured or resolved, and (iv) to their knowledge, there are no amendments or any other agreements concerning the Leases that are not included in the Leases.

(h) Ground Leases. The Ground Leases provided to Buyer by Seller are true, correct and complete copies of the Ground Leases between the Ground Lessors and Seller, as tenant, including, to Seller’s knowledge, any and all amendments, renewals and extensions thereof, and there are no other agreements or arrangements other than the Ground Leases between the Ground Lessors and Seller with respect to the leasing of the CLP Groundlease Properties, which would be binding on Buyer or the CLP Groundlease Properties subsequent to Closing. To Seller’s knowledge, the Ground Leases are in full force and effect. To Seller’s knowledge, the Ground Lessors are not in default of any of their obligations with respect to the Ground Leases. Seller has not given or received any written notice of default under the Ground Leases which such default remains uncured. All rent and other amounts due and payable under the Ground Leases have been paid current.

(i) Compliance with Legal Requirements. Except as set forth on Schedule 10.1(i), to the knowledge of Sellers there are no pending governmental proceedings to alter or restrict the zoning or the permitted uses applicable to the Property. To Sellers’ knowledge, Sellers have not received any notice, written or otherwise, from any Governmental Authority requiring the correction of any condition with respect to the Land, the Improvements or the

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Tangible Personal Property which might be in violation of any Legal Requirement and there exists no condition with respect to the Land, the Improvements or the Tangible Personal Property that is in violation of a Legal Requirement. To Seller’s knowledge, Sellers have not received any notice, written or otherwise, from any homeowner’s association or similar body alleging violations by any Property of any applicable recorded covenants, conditions or restrictions. Sellers represent and warrant that, to their knowledge, all Licenses and Permits heretofore posted to the Data Room or delivered to Buyer are in all material respects true, complete and correct copies of such Licenses and Permits. To Seller’s knowledge, Seller has received no written notice alleging any material violation or non-compliance with any Licenses and Permits.

(j) Litigation. Except as set forth on Schedule 10.1(j), to Seller’s knowledge there are no pending lawsuits or proceedings involving any Property or any Seller’s rights in, to or under the Property that affects the ownership or ongoing operations of any Property. To Sellers’ knowledge, except as set forth on Schedule 10.1 (j) there are no existing, pending or threatened actions, suits, litigation, claims, proceedings, or governmental investigations with respect to any aspect of the Property or the Properties or affecting Sellers’ right to enter into or perform this Agreement.

(k) Employees. Seller has no employees at the Properties. Seller does not have a non-qualified retirement plan, qualified retirement plan, or deferred compensation plan for any employee at the Properties, and, accordingly, there are no past service liabilities or funding requirements due any employee of Seller under any retirement plan, deferred compensation plan, or similar plan.

(l) Due Diligence Materials. All of the Due Diligence Materials provided to Buyer pursuant to the terms of this Agreement, as of the date hereof and as of the Closing, include all such materials in Sellers’ possession or control in all material respects.

(m) Absence of Condemnation Proceedings. Except as set forth on Schedule 10.1(m), to Seller’s knowledge Sellers have received no written notice of any pending or threatened eminent domain or condemnation proceeding affecting any Property or any portion thereof, and to the knowledge of Sellers, there is no pending or eminent domain or condemnation proceeding affecting any Property or any portion thereof.

(n) This Agreement Not in Conflict. To the knowledge of Sellers, subject to the obtaining of the Ground Lessor Consents or any third party consents required to assign the Contracts, License and Permits or Equipment Leases, (i) neither this Agreement nor the consummation of the transactions contemplated by this Agreement will result in a breach of or constitute a default under any other agreement, commitment or obligation to which any Seller or any of the Property is bound, and (ii) no order, permission, consent, approval, license, authorization, registration or validation of, or filing with, or exemption by, any governmental agency, commission, board or public authority is required to authorize, or is required in connection with, the execution, delivery and performance of this Agreement by Seller or the taking by Seller of any action contemplated by this Agreement.

(o) Solvency. No Seller has: (a) filed any voluntary petition in bankruptcy (liquidation or reorganization) or suffered the filing of any involuntary petition by its creditors;

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(b) made a general assignment for the benefit of creditors; (c) suffered the appointment of a receiver or trustee to take possession of all or substantially all of its assets; or (d) suffered the attachment or other judicial seizure of all or substantially all of its assets.

(p) Financial Statements. The financial statements posted by Sellers to the Data Room (as of the Effective Date) to Sellers’ knowledge: (i) are true, correct and complete in all material respects, and (ii) do present fairly the financial results of the Properties for the periods to which they pertain. To Seller’s knowledge, there has been no material adverse change in the financial condition of any Property since the most recent period covered by such financial statements.

(q) Names, Trademarks, Logos. Except as reflected on Schedule 10.1(q), Sellers do not have knowledge of any restrictions or rights of third parties that would prevent Sellers from effectively assigning the names, trademarks and logos used in the operation of the Properties to Buyer at Closing nor have Sellers received any notice or allegation that the use of such names, trademarks, and logos by Sellers in the operation of the Properties as and where now conducted violates or infringes the rights of any other person or entity.

(r) Properties Memberships. Except as disclosed in the Membership Documents or on Schedule 10.1(r) attached hereto, and except for concessions or waivers of monthly dues, fees or other rules or obligations that may be granted to individual members as a matter of member relations (which, singly or in the aggregate, would not be material), with respect to all CLP Managed Properties to Sellers’ knowledge there are no generally applicable covenants, restrictions, or agreements (including any rule, regulation, or bylaw relating to membership) made by Sellers with respect to the Properties concerning (i) the total allowable number of Members or classes of membership in the Properties, (ii) qualifications or approval required for new Members, (iii) the amount or refundability of initiation fees, deposits, course fees, or other fees to be charged to the membership generally for their usage of the Land and the Improvements, (iv) refund rights or other rights of members of the Properties, or (v) rights of members to acquire any portion of the Properties, including, without limitation, any rights of first offer, rights of first refusal or options to purchase. The membership list attached as Schedule 10.1(r) is, to Sellers knowledge, a true and correct listing, with respect to each CLP Managed Property that is a Private Club, of (1) all members in such Private Clubs as of the date of such report and (2) each member’s membership classification.

(s) Environmental Laws. To Sellers’ knowledge, except as disclosed in any environmental reports provided to Buyer in the Date Room or obtained by Buyer, Sellers have not received, and Sellers do not have knowledge that any previous owner or occupant of the Land received any written citation, directive, demand, pleading, complaint, claim, information inquiry, notice of potential responsibility, notice of violation, order, notice of investigation, or other written communication, from any governmental authority, or any person or entity, regarding (i) the existence of any Hazardous Material (including friable asbestos) in, on, under, or migrating from, the Land in violation of Environmental Laws or (ii) the actual liability or responsibility of Sellers under any Environmental Law. To the Sellers’ knowledge, no Hazardous Materials have been located upon, stored, handled, installed or disposed in, on or about any Property in amounts or quantities in violation of Environmental Laws or which would be required to be remediated under any Environmental Laws. Notwithstanding any other

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provision of this agreement, this Section 10.1(s) constitutes Sellers’ sole and exclusive representation and warranty with respect to Environmental Laws, Hazardous Materials, asbestos or other environmental matters.

(t) Utilities. To Sellers’ knowledge, no fact or condition exists that could reasonably be expected to result in the termination or impairment in the furnishing of utility services to the Properties, including water, solid waste and sewage disposal, telephone, gas, and electricity. To Sellers’ knowledge, such facilities and services available as of the Effective Date are adequate for the use and operation of the Properties as currently conducted.

(u) Bookings. The Sellers that own CLP Managed Properties represent and warrant that the list attached as Schedule 10.1(u) is, as of the date stated therein, a true and correct list in all material respects of Bookings to take place after the Closing and of the deposits received with respect to such Bookings.

(v) Balances. (A) The list of Reserves, Escrow Accounts and Prepaid Annual Dues attached hereto as Schedule 10.1(v)(A) is a true, correct and complete list of the Reserves, Escrow Accounts and Prepaid Annual Membership Dues as of the date of such list; (B) the list of Seller Receivables balances attached hereto as Schedule 10.1(v)(B) is a true, correct and complete list of the Seller Receivables balances as of the date of such list; (C) the list of Valencia/Weston Notes balances attached hereto as Schedule 5.2(b) is a true, correct and complete list of the Valencia/Weston Notes balances as of the date of such list; (D) the list of security deposit balances under the Leases attached hereto as Schedule 10.1(v)(D) is a true, correct and complete list of such security deposit balances as of the date of such list; and (E) the list of security deposit balances under the Ground Leases attached hereto as Schedule 10.1(v)(E) is a true, correct and complete list of such security deposit balances as of the date of such list.

(w) XXXXXXXXXX

XXXXXXXXXX

XXXXXXXXXX

10.2 Knowledge of Sellers. The term “knowledge of Sellers” or any similar phrase as used in this Agreement shall be limited to the actual, and not constructive, knowledge of Mike Tetrick, Gary Rosmarin and Tracey Bracco, without imposing any duty of investigation or inquiry or personal liability upon any such individuals.

10.3 Warranties Survive Closing. The representations and warranties made in this Agreement by any Seller shall not merge into any instrument of conveyance delivered at the Closing; provided, however, that no Claim by Buyer for breach of any representation or warranty made in this Agreement may be prosecuted by Buyer unless (a) Buyer has on or before the expiration of the Survival Period (or, with respect to Known Matters, prior to the Closing), delivered a notice to Sellers (i) setting forth in reasonable detail the facts upon which the Claim is based, (ii) containing a specific statement of the representations or warranties which Buyer, claims to have been inaccurate, and (iii) containing a statement of the amount of damages claimed; (b) Buyer has, on or before the expiration of the Survival Period, commenced suit in a

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court of appropriate jurisdiction for breach of such representation and warranty, and (c) such claim is permitted under the terms of Section 10.4 below.

10.4 Limitation on Claims. Notwithstanding any provision of this Agreement to the contrary, no Seller shall have any liability to Buyer or any of their Affiliates, with respect to any Claims based on Known Matters of which Buyer has actual knowledge or notice prior to the Effective Date. If Buyer first obtains information providing notice or actual knowledge of Known Matters after the Effective Date but prior to the Closing, and with knowledge or notice of same, nevertheless consummates the transaction contemplated by this Agreement, Buyer agrees that Sellers shall have no liability to Buyer or any of its Affiliates with respect to any Claims relating to such Known Matters unless, prior to consummation of the Closing, such party delivers written notice to Sellers (i) setting forth in reasonable detail the Known Matters upon which the Claim is based, (ii) containing a statement of the representations or warranties which Buyer claims to have been inaccurate, and (iii) containing a statement of the amount of damages for which Buyer believes Sellers are liable because of such Known Matters (which estimate shall not be binding on Sellers). In any event, if Buyer discovers a breach of any such representations or warranties of Sellers, whether prior to or following the Closing, the Sellers shall not be liable, individually or collectively, in connection therewith, unless and until (in addition to the other limitations set forth in Section 10.3 or in the foregoing provisions of this Section 10.4) the total of all Claims for indemnity or damages with respect to any such breach, combined with any liability under Section 13.12, is reasonably estimated to exceed Two Hundred Fifty Thousand Dollars ($250,000.00) in the aggregate (the “Floor”), in which event and once the Floor is reached, Sellers shall be liable for the full amount of all such losses, subject to the Seller Liability Cap (as defined below). Known Matters of which Buyer has actual knowledge of prior to the Effective Date, and Known Matters of which Buyer first has actual knowledge of after the Effective Date but on or before the Closing Date and that are not identified in writing by Buyer to Sellers prior to consummation of the Closing, shall not form the basis of a Claim and shall not be counted in determining whether the Floor has been reached. In no event shall any Seller be liable to Buyer, or any of its affiliates, designees, successors or assigns for indirect, special, speculative or punitive damages arising out of or in connection with this Agreement. Further, Buyer acknowledges and agrees that Sellers total liability, in the aggregate, under this Section 10.4 and under Section 13.12 shall not exceed Six Million Four Hundred Thousand Dollars ($6,400,000) (the “Seller Liability Cap”).

ARTICLE 11 - REPRESENTATIONS AND WARRANTIES OF BUYER; SURVIVAL

11.1 Representations and Warranties of Buyer. Buyer makes the following representations and warranties to Sellers:

(a) Capacity of Buyer. Buyer is a limited liability company organized, validly existing and in good standing under the laws of the State of Delaware and is qualified to do business in all states in which the ownership of its assets or the conduct of its business makes such qualification necessary. Buyer has the requisite right, power, legal capacity, and authority to enter into this Agreement and to fully perform each and all of its obligations under this Agreement.

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(b) Due Authorization. All of the documents to be executed by Buyer and delivered to any Seller or to Escrow Holder will, at the time delivery is made, be duly authorized, executed and delivered by Buyer, and will be the legal, valid and binding obligations of Buyer enforceable against Buyer in accordance with their respective terms, and will not violate any provisions of any agreement to which Buyer is a party or to which Buyer or any material part of its assets is subject.

(c) Required Consents. Buyer has obtained and will maintain in effect all internal and governmental and other third party consents required for the execution and delivery of this Agreement. Buyer has obtained all internal and, to Buyer’s knowledge, governmental and third party consents required for the Buyer’s performance of this Agreement and its consummation of the transactions contemplated hereby.

(d) Assignees. As a condition to the right of Buyer to assign its rights hereunder to any assignee or designee permitted by Section 19.13, Buyer shall cause each such assignee or designee to make representations and warranties to the Sellers substantially similar to those contained in the foregoing subsections of this Section 11.1.

(e) Sufficient Funds. Buyer will have access at Closing to immediately available funds sufficient to complete the Acquisition. Buyer’s obligation to acquire the Properties is not subject to any financing condition or financing contingency.

(f) XXXXXXXXXX

11.2 Warranties Survive Closing. The representations and warranties made in or pursuant to this Agreement by Buyer (or any assignee or designee thereof pursuant to Section 11.1(d)) shall not merge into any instrument or conveyance delivered at the Closing; provided, however, that no Claim by Seller for breach of any representation or warranty made in this Agreement may be prosecuted by such Person following the Closing Date unless such Person has (a) on or before the expiration of the Survival Period, delivered a notice to Buyer (i) setting forth in reasonable detail the facts under which the Claim is based, (ii) containing a specific statement of the representations or warranties which such Person claims to have been inaccurate, and (iii) containing a statement of the amount of damages claimed and (b) on or before the expiration of expiration of the Survival Period, commenced suit in a court of appropriate jurisdiction for breach of such warranty. In no event shall Buyer be liable to any Seller, or any of its affiliates, designees, successors or assigns for indirect, special, speculative or punitive damages arising out of or in connection with this Agreement.

ARTICLE 12 - DISCLAIMER; AS-IS CONVEYANCE; DISCHARGE

12.1 Disclaimer. Except for the express representations and warranties of Sellers made in this Agreement and in the Seller Conveyancing Documents, the Sellers disclaim and shall not be liable for any and all verbal and/or written statements, conversations, representations or information, if any, otherwise made or given by any such Person or any of their respective agents, employees, attorneys or representatives, or the affiliates, successors, or assigns of any of them, or by any other Person or Persons, to Buyer, to any agent or employee of Buyer, or to any

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other Person or Persons, with respect to any aspect or feature of the Properties or any Associated Property (including any information related to a Property’s value, condition, or compliance with laws, the status of any permits or approvals, or the existence or absence of any Hazardous Materials on any Property). All such statements, conversations, representations and information, if any, are merged into and superseded by this Agreement, and Buyer agrees that it shall not be entitled to rely upon any such statements, conversations, representations or information. As used herein, the term “Hazardous Materials” means any flammable items, explosives, radioactive materials, hazardous or toxic substances, material or waste or related materials, including any substances defined as or included in the definition of “hazardous substances,” “hazardous wastes,” “hazardous materials” or “toxic substances” regulated under any applicable federal, state or local laws, rules or regulations but, except as expressly provided herein, does not include asbestos.

12.2 As Is Conveyance. Except as expressly set forth in this Agreement and in the Seller Conveyancing Documents, Buyer agrees on behalf of itself and its designees, successors and assigns that, upon the Closing, any Person to whom any Property shall be conveyed shall conclusively be deemed to have accepted such Property in its then existing condition, “AS IS, WHERE IS AND WITH ALL FAULTS” without representation or warranty of any kind or nature whatsoever and with all faults and problems of any kind and/or nature whatsoever that may then exist, whether the same are of a legal nature, a physical nature, or otherwise and whether they are known or unknown to such Person and whether or not such faults are latent or capable of being discovered at or prior to Closing. Sellers and Buyer acknowledge that this basis upon which the Properties are being sold was a material factor in reaching an agreement on the Purchase Price. Without limiting Sellers’ representations and warranties expressly set forth in this Agreement or in the Seller Conveyancing Documents, Buyer further acknowledges that such existing conditions, faults, and problems include or may include (by way of illustration only, and without in any way limiting the generality of the foregoing) the following: (a) any possibility that the construction and/or use of the Property may not be in accordance with applicable statutes, ordinances, rules, regulations, building codes, zoning restrictions, master plan restrictions, or administrative or judicial orders or holdings, whether or not appearing in the public records or in material, if any, supplied to Buyer by Seller or otherwise; (b) any possibility that construction or other defects may exist in the Property; (c) any possibility that the Property is contaminated with Hazardous Materials; and (d) any possibility that the Leased Equipment is not currently in the condition required under the terms of the applicable Equipment Lease. Without limiting the generality of the foregoing, and further without limiting Sellers’ representations and warranties expressly set forth in this Agreement or in the Seller Conveyancing Documents, Buyer acknowledges and agrees that it is acquiring the Properties pursuant to this Agreement based solely on Buyer’s own evaluation of the Properties’ condition and past and future financial performance. Buyer represents, warrants and acknowledges that it is experienced in the ownership and/or operation of golf course properties, that it is competent to evaluate the physical and operational condition and prospects of the Properties, that it has had the opportunity to conduct due diligence on the Properties and to satisfy itself as to the condition and quality of operations thereof, and that it has satisfied itself as to such condition and quality of operations.

12.3 Discharge. Except as otherwise contemplated by or provided to the contrary in this Agreement, including, without limitation, Seller’s representations and warranties contained in Article 10 above and Buyer’s rights and remedies in the event of Seller’s breach thereof,

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Buyer, on behalf of itself and its agents, heirs, successors and assigns waives, releases, acquits and forever discharges Sellers, and their respective affiliates, owners, officers, directors, partners, employees, agents and representatives, of and from any and all Claims whatsoever, direct or indirect, known or unknown, foreseen or unforeseen (including but not limited to Claims for cost recovery or contribution under Environmental Laws), which such Person or any of such Person’s heirs, successors, or assigns now has or which may arise in the future on account of or in any way related to or in connection with any past, present or future aspect, feature, characteristic, circumstance or condition relating to, arising out of or in connection with any of the Property. THE FOREGOING WAIVER AND RELEASE SHALL APPLY TO ANY AND ALL SUCH CLAIMS WHICH IN WHOLE OR IN PART ARE CAUSED BY OR ARISE OUT OF THE NEGLIGENCE OR ANY SELLER AND/OR ANY STRICT LIABILITY.

Buyer’s Initials

WAIVER OF CALIFORNIA CIVIL CODE SECTION 1542. In connection with any release in this Agreement, the Buyer, on behalf of itself, its successors, assigns and successors in interest, waives the benefit of California Civil Code Section 1542, which provides as follows:

“A general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of executing the release, which if known by him or her must have materially affected his or her settlement with the debtor.”

Buyer’s Initials

ARTICLE 13 - SELLER COVENANTS

13.1 Insurance to Remain in Force Through Closing. Sellers shall or shall cause the applicable Tenant or Manager to maintain continuously in force through the Closing Date policies of insurance substantially equivalent to those insurance policies in existence as of the Effective Date (except to the extent that, for reasons beyond the reasonable ability of the Sellers to control, particular terms of coverage are no longer available at commercially reasonable rates, in which case Sellers shall notify the Buyer, promptly after becoming aware thereof, of any such terms of coverage that are no longer available at commercially reasonable rates). Subject to the terms and provisions of Section 16.1, the risk of loss in and to the Properties shall remain vested in Seller until the consummation of the Acquisition at the Closing.

13.2 Maintenance and Operation of Property.

(a) Prior to the Closing, the Sellers, as applicable, shall use commercially reasonable efforts (including the exercise of enforcement remedies, after consultation with Buyer and Buyer’s approval thereof) to cause Tenant or Manager with respect to each Property, as applicable, to (i) comply with (and not modify, amend, renew, extend, waive material rights under or terminate, except as otherwise specified under this Agreement) the applicable Ground Leases, Leases, Management Agreements (including the Master Management Agreement), Legal Requirements, Environmental Laws, Membership Documents, Equipment Leases, Licenses and

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Permits, Permitted Exceptions, Warranties, Water Rights and Contracts, (ii) operate, maintain and repair the Properties in the ordinary course of business consistent with sound business practices, and to maintain substantially the same services and levels of Goods and Inventory at each Property as are maintained in the ordinary course of business in accordance with past practices subject to adjustments for seasonality but at the levels at which such inventories were maintained for corresponding months of prior years, and maintain the Personal Property (and not take any action which will invalidate, suspend, terminate or otherwise cause a Material Adverse Effect with respect to any Intangible Personal Property), as required under the applicable Lease or Management Agreement (including the Master Management Agreement) and (iii) make deposits into and only make such expenditures from the Reserves as contemplated in and in all material respects in accordance with the applicable Lease or Management Agreement. Sellers shall provide Buyer with periodic updates (but no more frequently than weekly) of deposit and expenditure activity of the Reserves during the period from the Effective Date through the Closing Date. No Personal Property shall be transferred or removed from the Property unless the same is replaced with similar items of at least equal quality prior to Closing. All Bookings shall be on an arm’s-length basis and made in the ordinary course of business. Sellers will not grant any new material Monetary Liens, impose restrictive covenants or material exceptions to title on the Property without the prior written consent of Buyer or enter into any contracts, agreements, offers or back-up offers with respect to a sale of the Properties. The Tenants and Managers may enter into new Contracts in the ordinary course of business in a manner consistent with past practices (which shall be Approved Contracts if in the name of Seller provided that Seller promptly provides Buyer with copies of any such new Contracts that have a term in excess of one year or that would require aggregate payments by the owner of the applicable Property in excess of $10,000); provided, however, that any new Contract that is Material Contract and has terms or provisions that require Seller approval pursuant to the terms of the Lease or Management Agreement, shall require the consent of Buyer, which consent shall not be unreasonably withheld, conditioned or delayed (and, where Sellers advise Buyer that a Material Contract is necessary to make urgent repairs or to respond to exigent circumstances, Buyer agrees to respond to Sellers’ request for approval within five (5) Business Days); in the absence of a contrary response to Sellers’ request for approval within such period, Buyer shall be deemed to have approved the request.

(b) All notices of violations of laws, ordinances, permits, restrictions, easements, encumbrances or regulations applicable to the Properties (“Violations of Law”), which are received by Sellers prior to the Closing and sent by any person, association, governmental department, agency or bureau having jurisdiction as to conditions affecting the Properties shall be promptly delivered to Buyer.

(c) Seller shall not withdraw, settle or otherwise compromise any protest or reduction proceeding affecting real estate taxes assessed against the Properties for any fiscal period in which the Closing is to occur or any subsequent fiscal period without the prior written consent of Buyer. Real estate tax refunds and credits received after the Closing which are attributable to the fiscal tax year during which the Closing occurs shall be apportioned between Seller and Buyer, after deducting the expenses of collection thereof, based upon the relative time periods each owns the Property, which obligation shall survive the Closing.

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(e) Seller shall use commercially reasonable efforts to cooperate with Buyer as necessary to enable Buyer, at Buyer’s cost, unless otherwise specified herein, to procure or to transfer and to maintain all Licenses and Permits. Prior to Closing, Seller shall deliver to Buyer copies of any quarterly, monthly, weekly and, to the extent available, daily operating statements (and other reports requested by Buyer) with respect to the Properties prepared by or on behalf of Seller.

13.3 Payment of Bills. Sellers with respect to the CLP Managed Properties shall pay or cause to be paid all Sellers Payables, including bills and invoices for labor, goods, materials, services, utility charges, employee salary and benefits and all other charges for goods or services furnished to the Properties prior to the Closing Date. Notwithstanding anything to the contrary recited herein, in no event shall Sellers delay the payment of any of Sellers Payables that would interfere with or disrupt the operation of the Properties.

13.4 Employees.

(a) Sellers and Buyer acknowledge that all employees at the Properties are employees of the applicable Tenant or Manager, or their respective Affiliates. Sellers and Buyers further acknowledge that by assigning the Leases and Management Agreements to Buyer at Closing, no termination of employment of employees shall occur in connection with the Closing, and that it is the understanding and expectation of the parties that the transaction contemplated by this Agreement does not create any liability under the WARN Act (129 U.S.C. § 2101 et seq.). However, to the extent any WARN Act liability (“WARN Act Liability”) arises or is asserted to arise in connection with the transaction contemplated by this Agreement and a termination of employees on or after the Closing Date (such as in connection with the delivery of the termination notice for the Master Management Agreement or by Buyer terminating or causing the termination of Lease or Management Agreement following Closing), such liability shall be the responsibility of Buyer and Buyer hereby agrees to indemnify, defend and hold harmless the Sellers, Tenants and Managers and each of their respective affiliates, directors and officers against such liability.

(b) Sellers acknowledge that, with respect to each CLP Managed Property, the applicable Seller shall pay and shall remain liable for the cost of all employee wages, salaries and benefits that accrued prior to the Closing Date. Each such employee and independent contractor shall have received all wages, salary, bonuses, severance, accrued vacation and sick leave, and any other benefits to which such employee and independent contractor is entitled as of and through the date of the Closing.

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13.5 Efforts to Obtain Estoppels and Consents.

(a) Ground Lessor’s Estoppels and Consents; Tenant Estoppels; Manager Estoppels. Commencing on the Effective Date, Sellers shall use commercially reasonable efforts to obtain (a) the Ground Lessor’s Consents (and Ground Lessor’s lender’s consents, if required) for each CLP Groundlease Property (subject to Buyer’s compliance with the provisions of Section 19.13, if applicable), (b) a Ground Lease Estoppel from each Ground Lessor containing substantially the information and scope set forth in Exhibit G with such changes thereto as the applicable Ground Lessor shall reasonably require, provided any material change is subject to Buyer’s approval, which will not be reasonably withheld, conditioned or delayed, (c) the Tenant Lease Estoppels, and (d) the Manager Estoppels.

(b) Buyer Cooperation. Buyer shall promptly provide such information (including financial information), and take such further actions as any Ground Lessor or any third party reasonably requests in connection with any Ground Lessor’s or Ground Lessor Lender’s evaluation of whether to approve the assignment of a Ground Lease to Buyer or any other third party’s evaluation of whether to give a consent. Buyer agrees to provide to Seller, no later than two (2) Business Days following the Effective Date, a complete set of materials regarding Buyer to be distributed to the applicable Ground Lessor for Ground Lessor’s review in connection with evaluating the assignment of the Ground Lease to Buyer as contemplated in the applicable Ground Lease. Buyer agrees to make representatives available for all meetings with Ground Lessors concerning requests for Ground Lessor’s Consents and Ground Lease Estoppels. The parties shall cooperate in setting meetings with Ground Lessors and in providing such information as Ground Lessors may reasonably request concerning the financial condition, operations and experience of those affiliates of Buyer that are designated to assume the applicable Seller’s obligations under the Ground Lease. Requests for Ground Lessor’s Consents shall be made without offering a guaranty of the Buyer’s parent company. However, if the response of the Ground Lessor to a request for a Ground Lessor’s Consent indicates that such Ground Lessor does not find the financial condition of Buyer, or Buyer’s proposed assignee pursuant to Section 19.13, to be acceptable, and if terms of such Ground Lease permit the Ground Lessor to consider the financial condition of any proposed assignee, Buyer, as applicable, agrees to offer such Ground Lessor a guaranty by such party’s parent company (or such affiliate thereof as such Ground Lessor may accept) of those obligations of the Tenant under the applicable Ground Lease that arise from and after the Closing Date. The form of guaranty shall be reasonably acceptable to Buyer and shall in no event obligate the guarantor thereunder to guaranty any obligations other than those obligations of the Tenant under the applicable Ground Lease accruing from and after the date of assignment.

13.6 Violation of Representations. From the Effective Date until Closing, Sellers shall not knowingly and willfully take any action or omit to take any action which action or omission, to Sellers knowledge, would have the effect of causing any of the representations, warranties, or covenants of Sellers contained in this Agreement to be untrue in any material respect as of the date such action is taken or omitted.

13.7 Governmental Inquiries. Sellers hereby acknowledge and agree that, subject to the terms of the Site Access Agreement, from the Effective Date to the Closing Date or earlier termination of this Agreement, Buyer may contact any and all federal, state, and local

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governmental entities, agencies, and departments in order to inquire about and investigate any and all matters relating to the Properties; provided, however, that, Buyer shall first give Sellers notice of any proposed communication with any Governmental Authority, describing in reasonable detail the purpose thereof, and Sellers shall have the right to accompany Buyer or join Buyer in any such communications (including meetings, letters, telephone conferences, emails or other communications) with any Governmental Authority or any employee or official thereof.

13.8 Representations and Warranties of Seller. Between the Effective Date and the Closing Date, Sellers shall promptly notify Buyer in writing if any such Person acquires, through the individuals listed in Section 10.2, actual knowledge of a fact or condition that causes any of the representations and warranties set forth in Section 10.1 to be untrue in any material respect, and, subject to Buyer’s termination right set forth in Section 6.2(o), Sellers agree to execute a Bringdown Certificate at Closing, restating those representations and warranties as of the Closing Date and making any changes thereto that may be required to reflect changes in circumstances after the Effective Date.

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13.10 Tax Clearance Certificates. On or before five (5) Business Days after the Effective Date, with respect to each of the CLP Managed Properties, Sellers agree to request tax clearance certificates to be issued by each state and local Governmental Authorities where such CLP Managed Properties are located (provided and to the extent such certificates are available in such states) with respect to any state or local sales, use, occupancy, motor vehicle, liquor, employment or other tax that is due and owing from that state or local Governmental Authority indicating that Sellers have paid all such state or local taxes owed by Sellers through the Closing

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Date with respect to that Governmental Authority. If, in respect to any application for tax clearances made pursuant to this Section 13.10, any Governmental Authority asserts that Sellers are liable for any such tax, Sellers shall promptly pay any and all such amounts and shall provide evidence on or before the Closing Date to Buyer that such liabilities have been paid in full or otherwise satisfied and if not satisfied on the Closing Date, Sellers’ obligation to pay such amounts shall survive the Closing Date. Notwithstanding the foregoing, Buyer acknowledges that the receipt of any such tax clearance certificate shall not be a condition to close.

13.11 Rights of First Refusal to Purchase. Immediately following the Effective Date, Seller shall give the required written notice to (a) the City of Grapevine, Texas, with regard to its direct lease and sublease at Cowboys Golf Club (“Cowboys Ground Lessor”) and (b) to Westbrook Cinco East, LP and NNP II-Cinco West, LP (collectively, “Cinco Developer”) with regard to Cinco Ranch Golf Club, that the subject transactions contemplated herein have triggered such parties’ respective rights of first refusal to purchase such Properties. In the event that either or both Cowboys Ground Lessor and Cinco Developer elect to exercise its respective rights of first refusal to purchase the designated Property (or objects to or disputes any portion of the notice, delays or otherwise refuses to respond) within the earlier of (a) the time period required for such election pursuant to the document establishing such right or (b) sixty (60) days after providing notice of such election (the “ROFR Period”), the applicable Property shall be dropped from the Acquisition and the Purchase Price shall be reduced by the Allocated Purchase Price for such Property; and if applicable, Escrow Agent shall return the escrowed Allocated Purchase Price for such Property to Buyer in accordance with this Section 13.11. In the event the Closing occurs prior to the expiration of the ROFR Period, the affected Property shall not be conveyed at Closing, the Allocated Purchase Price and all closing documents related to such Property shall be delivered into Escrow with the Escrow Agent, which Property or Properties shall be deemed to be Follow On Properties conveyed as part of a Follow On Closing in accordance with the terms of Section 6.2(c) if the party electing to exercise its right of first refusal to purchase later waives or loses such right prior to the expiration of the ROFR Period.

13.12 Survival of Covenants. Notwithstanding any provision of this Agreement to the contrary, no Seller shall have any liability to Buyer or any of its Affiliates, with respect to any Claims based on Known Matters of which Buyer has actual knowledge or notice prior to the Effective Date. If Buyer first obtains information providing actual knowledge or notice of Known Matters after the Effective Date but prior to the Closing, and with actual knowledge or notice of same, nevertheless consummates the transaction contemplated by this Agreement, Buyer agrees that Sellers shall have no liability to Buyer or any of its Affiliates with respect to any Claims relating to such Known Matters unless, prior to consummation of the Closing, such party delivers written notice to Sellers (i) setting forth in reasonable detail the Known Matters upon which the Claim is based, (ii) containing a statement of the covenants that Buyer claims to have been breached, and (iii) containing a statement of the amount of damages for which Buyer believes Sellers are liable because of such Known Matters (which estimate shall not be binding on Sellers). In any event, if, Buyer discovers a breach of any covenant of the Sellers, whether prior to or following the Closing, the Sellers shall not be liable, individually or collectively, in connection therewith, unless and until (in addition to the limitations set forth above and in Sections 10.3 and 10.4) the total of all Claims for indemnity or damages with respect to any such breach, combined with any liability under Section 10.4, is reasonably estimated to exceed the Floor, in which event and once the Floor is reached, Sellers shall be liable for the full amount of

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all such losses, but the Sellers shall not be liable, individually or collectively, in connection therewith in excess of the Seller Liability Cap. Known Matters of which Buyer has actual knowledge of as of the Effective Date, or Known Matters of which Buyer first has actual knowledge of after the Effective Date but prior to the Closing and that are not identified in writing by Buyer to Sellers prior to consummation of the Closing, shall not form the basis of a Claim and shall not be counted in determining whether the Floor has been reached. In no event shall any Seller be liable to Buyer or any of its affiliates, designees, successors or assigns for indirect, special, speculative or punitive damages arising out of or in connection with this Agreement.

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ARTICLE 14 - BUYER COVENANTS

14.1 Buyer’s and Sellers’ Delivery of Documents. If this Agreement terminates for any reason, then, at Sellers’ request, Buyer shall, within five (5) days after Sellers’ written request therefor, either return to Seller or certify to Seller that it has destroyed, as Buyer may elect, all Due Diligence Materials provided by Seller to Buyer or any other Due Diligence Parties pursuant to this Agreement. The provisions of this Section 14.1 shall survive any termination of this Agreement.

14.2 Title Matters. Buyer shall have the right to approve any new encumbrances or exceptions affecting title that arise from and after the Effective Date that have or would be reasonably expected to have a Material Adverse Effect.

14.3 Environmental Assessments. Buyer agrees to share with Sellers all environmental assessments prepared at the request of Buyer, including preliminary drafts as well as final reports, upon payment by Seller of 50% of the costs of such assessments. Buyer shall not report any environmental condition affecting a Property (unless and until Buyer shall have acquired such Property), except as may be required pursuant to Legal Requirements.

14.4 Representations and Warranties of Buyer. Between the Effective Date and the Closing Date, Buyer shall promptly notify Sellers in writing if Buyer acquires actual knowledge of a fact or condition that causes any of the representations and warranties set forth in Section 11.1, as applicable, to become untrue in any material respect.

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ARTICLE 15 - CONDITIONS PRECEDENT TO CLOSE THIS TRANSACTION

15.1 Buyer’s Conditions Precedent. Buyer’s obligation to consummate the transactions contemplated by this Agreement is subject to the satisfaction or waiver in writing of the following conditions precedent (the “Buyer’s Conditions Precedent”):

(a) The transactions contemplated under this Agreement to be effected on the Closing Date shall not have been restrained or prohibited by any injunction or order or judgment rendered by any court or other governmental agency of competent jurisdiction against Sellers, and no proceeding shall have been instituted and be pending in which any creditor of any Seller or any other Person seeks to restrain such transactions or otherwise to attach any material part of the Property, provided that any such injunction, order, judgment or proceeding contemplated by this Section 15.1(a) shall not be deemed to include any injunction, order, judgment or proceeding brought by, through, under or against, or as a result of any acts or omissions of Buyer or any person or entity affiliated with Buyer.

(b) All of the representations and warranties of Seller contained in Sections 10.1(a)-(c), (l) and (n)-(p) of this Agreement shall be true and correct in all material respects as of the Effective Date and as of the scheduled Closing Date.

(c) No Seller shall have committed a Property Default that remains uncured, and Sellers shall in all material respects have performed or satisfied their covenants and obligations hereunder.

(d) On the Closing Date, no Seller shall have filed a petition for relief under the Federal Bankruptcy Code or any other present or future federal or state insolvency, bankruptcy or similar law (all of the foregoing hereinafter collectively called “Applicable Bankruptcy Law”), nor shall an involuntary petition for relief have been filed against such Person under any Applicable Bankruptcy Law and not been dismissed.

(e) Buyer shall have received the Ground Lessor Consents, and if required the Ground Lessor’s lender’s consent, the Ground Lease Estoppels, the Tenant Lease Estoppels, and the Manager Estoppels (or the equivalent estoppels from the applicable Sellers).

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(g) Buyer and the Title Company shall have received evidence reasonably satisfactory to Buyer and the Title Company that each of the Cowboys Ground Lessor (with regard to the Cowboys Golf Club) and Cinco Developer (with regard to Cinco Ranch Golf Club) has waived its right of first refusal with respect to the transactions contemplated herein as more particularly described in Section 13.11.

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(h) The Escrow Agent is unconditionally prepared and committed to issue to Buyer the Title Policy for each Property upon Closing in accordance with a proforma owner title policy (or a marked title commitment) in form and substance approved by Buyer and subject only to the Permitted Exceptions.

If the Buyer’s Conditions Precedent are not satisfied as of the Closing Date, Buyer shall have the rights described in Section 17.1.

15.2 Sellers’ Conditions Precedent. Each Seller’s obligation to consummate the transaction contemplated by this Agreement is subject to the satisfaction or waiver in writing of the following conditions precedent (the “Sellers’ Conditions Precedent”):

(a) During the period of time after the Effective Date and through the Closing Date, the transactions contemplated under this Agreement to be effected on the Closing Date shall not have been restrained or prohibited by any injunction or order or judgment rendered by any court or other governmental agency of competent jurisdiction against Buyer, and no proceeding shall have been instituted and be pending in which any creditor of Buyer or any other Person brought by, through or under, or as a result of any acts or omissions of Buyer seeks to restrain such transactions, and such restraint, prohibition or proceeding is not dismissed or lifted within ten (10) days (and if such period expires after the Closing Date, then the Closing Date shall be extended to the end of such ten (10) day period); provided that any such injunction, order, judgment or proceeding contemplated by this Section 15.2(a) shall not be deemed to include any injunction, order, judgment or proceeding brought by, through or under, or as a result of any acts or omissions of any Seller or any person or entity affiliated with any Seller.

(b) Buyer shall have delivered the entire Purchase Price, as adjusted pursuant to the terms hereof, into Escrow on the Closing Date.

(c) All of the representations and warranties of Buyer contained in this Agreement shall be true and correct in all material respects as of the Effective Date and as of the scheduled Closing Date.

(d) Buyers shall in all material respects have performed or satisfied their covenants and obligations hereunder.

(e) On the Closing Date, Buyer shall not have filed a petition for relief under Applicable Bankruptcy Law, nor shall an involuntary petition for relief have been filed against Buyer under any Applicable Bankruptcy Law and not been dismissed.

If the Sellers’ Conditions Precedent are not satisfied as of the Closing Date, Seller shall have the rights described in Section 17.2.

ARTICLE 16 - DAMAGE AND DESTRUCTION; CONDEMNATION

16.1 Casualty. If, prior to the Closing, there is damage to or destruction of any part of a Property, the applicable Seller shall, at such Seller’s election, either (i) repair, restore or replace such damaged Property in a reasonably good and workmanlike manner to the condition at least as good and useful as that in which it existed prior to such damage or destruction, on or before

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the Closing Date, or (ii) provide or assign all insurance proceeds (plus an amount equal to the deductible under any applicable insurance policies) with respect to such damage or destruction to Buyer at the Closing, in which event Buyer shall acquire the affected Property without an adjustment to the Purchase Price. If, pursuant to the preceding sentence, the applicable Seller elects to repair, restore or replace the Property, but Seller is unable to repair, restore or replace such damage or destruction prior to the Closing Date, the Closing shall occur on the Closing Date, and Seller shall, to the extent it is permitted to do so under its insurance arrangements, deliver or assign to Buyer, through Escrow at the Closing, the balance of any insurance proceeds received by Seller (or to which Seller is entitled under its insurance policies) (plus an amount equal to the deductible under any applicable insurance policies) on account of such damage or destruction that have not been applied to the restoration of the Property, on or before the Closing Date. Buyer shall continue to be obligated to purchase the Property and all Associated Property notwithstanding the damage or destruction without any adjustment to the Purchase Price.

16.2 Condemnation. If a portion of a Property is the subject of a governmental taking, condemnation or other exercise of eminent domain, the Buyer shall be obligated to acquire such Property notwithstanding the effects of such action without adjustment to the Purchase Price, and the applicable Seller shall, to the extent Seller is entitled thereto, assign all proceeds of the action to the Buyer at the Closing.

ARTICLE 17 - DEFAULTS; CANCELLATION OF ESCROW

17.1 Default Remedies of Buyer.

(a) If a Seller Default exists on the Closing Date, Buyer’s sole rights with respect to such failure shall be to (1) waive such condition in writing (in which case this Agreement shall continue in full force and effect and Buyer shall have no further rights or remedies in connection with the facts or circumstances which caused such Seller Default), (2) pursue an action for specific performance, but only if Buyer properly files with a court of competent jurisdiction a complaint for specific performance within 30 days after the scheduled Closing Date, or (3) terminate this Agreement and cancel the Escrow by written notice to Sellers and the Escrow Agent. Upon termination of this Agreement and cancellation of the Escrow pursuant to this Section 17.1(a), the Deposit shall be immediately returned to Buyer without any further action by either Seller or Buyer and without any additional documentation, including notices, releases or waivers from any Person and, except for liability with respect to the Buyer Surviving Obligations and the Seller Surviving Obligations, the parties shall have no further rights or obligations under this Agreement.

(b) Buyer shall provide written notice to Sellers of any fact, circumstance or condition that would give it the right to cancel the Escrow under this Section 17.1. Sellers shall have ten (10) Business Days to cure any such default (and if such cure period will not expire prior to the date established as the Closing Date, the Closing Date shall automatically be extended to the Business Day immediately following the day on which the cure period expires). If Sellers are unable to cause such condition to be satisfied within such ten (10) Business Day period, then Buyer shall have the rights set forth in Section 17.1(a).

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(c) If, as of the Closing Date, any of Buyer’s Conditions Precedent are not satisfied, Buyer’s sole rights with respect to such failure of condition shall be to (1) waive such condition in writing (in which case this Agreement shall continue in full force and effect and Buyer shall have no further rights or remedies in connection with the facts or circumstances which caused such condition to be unsatisfied), or (2) cancel the Escrow by written notice to Sellers and the Escrow Agent. Upon cancellation of Escrow pursuant to this Section 17.1(c), the Deposit shall be promptly returned to Buyer without any further action by either Seller or Buyer and without any additional documentation, including notices, releases or waivers from any Person and, except for liability with respect to the Buyer Surviving Obligations and the Seller Surviving Obligations, the parties shall have no further rights or obligations under this Agreement.

(d) If, as of the Closing Date, a Property Default exists with respect to one or more Properties, including a Property Default that relates to a breach of the Sellers’ representations and warranties in Section 10.1 with respect to any Properties, Buyer shall have the right to (1) waive such condition in writing (in which case this Agreement shall continue in full force and effect and Buyer shall have no further rights or remedies in connection with the facts or circumstances which caused such Property Default), (2) pursue an action for specific performance, but only if Buyer properly files, with a court of competent jurisdiction, a complaint for specific performance within thirty (30) days after the scheduled Closing Date, or (3) terminate this Agreement and cancel the Escrow by written notice to Sellers and the Escrow Agent. Upon termination of this Agreement and cancellation of the Escrow pursuant to this Section 17.1(d), the Deposit shall be promptly returned to Buyer without any further action by either Seller or Buyer and without any additional documentation, including notices, releases or waivers from any Person and, except for liability with respect to the Buyer Surviving Obligations and the Seller Surviving Obligations, the parties shall have no further rights or obligations under this Agreement.

(e) If Buyer cancels the Escrow due to a Seller Default of the kind that permits a cancellation of the Escrow pursuant to this Section 17.1, then all costs of the Escrow shall be paid by Seller; if Buyer cancels the Escrow due to a Seller Default both (i) described in Section 15.1(a) or (d), or described in Section 15.1(c) if such Property Default would cause damages, costs or loss of value of the Properties in an amount that exceeds the Seller Liability Cap, either individually or in the aggregate, or is the result of Seller’s bad faith, willful misconduct, intentional misrepresentation or fraud, and (ii) for which specific performance is not a remedy, then Sellers shall reimburse Buyer for Buyer’s actual out of pocket expenses incurred in connection with the transactions contemplated by this Agreement, up to an amount not to exceed One Million Dollars ($1,000,000.00). For purposes of clarification, a failure to obtain an agreement or consent by a third party shall not result in Seller’s obligation to reimburse Buyer unless such failure was the result of Seller’s fraudulent actions.

17.2 Default Remedies of Sellers.

(a) If a Buyer Default exists on the Closing Date, Sellers’ sole rights and remedies with respect to such failure shall be to either (1) waive such condition in writing (in which case this Agreement shall continue in full force and effect and Seller shall have no further rights or remedies in connection with the facts or circumstances which caused such Buyer

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Default), or (2) provided the notice and cure procedures described in Section 17.2(b) have been followed, if applicable, to cancel the Escrow by written notice to Buyer and Escrow Holder, in which case the Escrow Agent shall deliver the Deposit to Seller and the parties shall have no further rights or obligations under this Agreement (other than the Buyer Surviving Obligations and the Seller Surviving Obligations).

(b) If the failure of condition relates to a Buyer Default under Section 15.2(c) or Section 15.2(d), Sellers shall give the Buyer’s notice thereof and Buyer shall have until the earlier of ten (10) Business Days or the Closing Date to cure any such default. If Buyer is unable to cause such condition to be satisfied within such period and the Closing cannot occur due to an uncured Buyer Default, then Seller shall have the right, as its sole and exclusive remedy, to cancel the Escrow and receive the Deposit as liquidated damages.

(c) If Sellers cancel the Escrow under this Section 17.2, all costs of the Escrow shall be paid by Buyer, and the Deposit shall be paid to Sellers.

17.3 Return of Documents. Upon any cancellation of the Escrow, Escrow Holder shall return all instruments and documents deposited with Escrow Holder to the parties who deposited the same.

ARTICLE 18 - LIQUIDATED DAMAGES

BUYER AND SELLERS ACKNOWLEDGE AND AGREE THAT, IN THE EVENT OF A BUYER DEFAULT UNDER THIS AGREEMENT, THE SELLERS WILL SUFFER DAMAGES IN AN AMOUNT WHICH WILL BE IMPRACTICAL OR EXTREMELY DIFFICULT TO ASCERTAIN. BUYER AND SELLERS, AFTER DUE NEGOTIATION, ACKNOWLEDGE AND AGREE THAT THE DEPOSIT REPRESENTS A REASONABLE ESTIMATE OF THE DAMAGES WHICH THE SELLERS WILL SUSTAIN IN THE EVENT OF SUCH A BUYER DEFAULT. BUYER AND SELLERS AGREE THAT THE SOLE AND EXCLUSIVE REMEDY OF SELLERS (EXCEPT FOR ANY REMEDY AVAILABLE IN RESPECT OF ANY FAILURE BY BUYER TO PERFORM ANY OF BUYER SURVIVING OBLIGATIONS) IN THE EVENT OF A BUYER DEFAULT SHALL BE THE RIGHT TO TERMINATE THIS AGREEMENT BY WRITTEN NOTICE TO BUYER AND ESCROW HOLDER, CANCEL THE ESCROW, AND RECEIVE AND RETAIN THE DEPOSIT AS LIQUIDATED DAMAGES. FOLLOWING TERMINATION OF THIS AGREEMENT, CANCELLATION OF THE ESCROW, AND THE PAYMENT OF THE DEPOSIT TO THE SELLERS PURSUANT TO THIS ARTICLE 18, EXCEPT FOR ANY OF BUYER SURVIVING OBLIGATIONS, ALL OF THE RIGHTS AND OBLIGATIONS OF BUYER AND SELLERS UNDER THIS AGREEMENT SHALL BE TERMINATED.

ARTICLE 19 - MISCELLANEOUS

19.1 Indemnity.

(a) Seller’s Indemnity. Subject to the occurrence of the Closing, each Seller shall indemnify, protect, defend and hold harmless Buyer and its respective owners, officers, directors, partners, employees and agents from and against (i) subject to the limitations set forth in Sections 10.4 and 13.12, Claims relating to such Seller’s breach of any of its representations,

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

warranties or covenants hereunder, (ii) Claims brought by a third party against Buyer or such other indemnified Persons relating to the ownership, use, maintenance or operation of the applicable Property and accruing prior to the Closing Date, including, without limitation, relating to the Ground Leases, the Leases, the Management Agreements, the Master Management Agreement, the Equipment Leases, the Membership Documents, Environmental Laws, the Permitted Exceptions, Licenses and Permits (including Liquor Licenses), and Water Rights, and employees and those litigation matters disclosed on Schedule 10.1(j), and/or (iii) Claims under or arising from the Contracts and/or Ground Leases, except for Claims under the Approved Contracts and/or Ground Leases and accruing from and after the Closing; provided, however, the foregoing indemnification obligation applies only to Claims accruing prior to Closing, but does not apply to any Claims (a) with respect to any CLP Leased Properties where the applicable Tenant is required to indemnify Landlord for such Claim pursuant to the applicable Lease, or (b) to the extent such Claims result from any act or omission of Buyer or any agent, employee, representative or contractor thereof. As a material inducement and condition to Buyer entering into this Agreement, CNL Lifestyle Properties, Inc., a Maryland corporation (“CLP”) shall guaranty to Buyer, for a period not to exceed the Survival Period, and subject to the limitations set forth in Sections 10.4 and 13.12, the Sellers’ performance of Sellers’ indemnification obligations set forth in this Agreement. CLP and Sellers hereby acknowledge that CLP is an Affiliate of Sellers and that CLP shall benefit from the transactions contemplated herein.

(b) Buyer’s Indemnity. Subject to the occurrence of the Closing, Buyer shall indemnify, protect, defend and hold harmless Sellers and its affiliates, owners, officers, directors, partners, employees and agents from and against all Claims (i) relating to Buyer’s breach of a representation, warranty or covenant hereunder, (ii) brought by a third party against Sellers relating to the ownership, use, operation, maintenance and improvement of any of the Properties and accruing on or after the Closing Date, including, without limitation, relating to the Ground Leases, the Leases, the Management Agreements, the Master Management Agreement, the Equipment Leases, the Membership Documents, Environmental Laws, the Permitted Exceptions, Licenses and Permits (including Liquor Licenses), and Water Rights, and employees, (iii) under or arising from the Approved Contracts relating to the Properties accruing from and after the Closing Date (but excluding Claims under Approved Contracts that accrue prior to the Closing Date or result from a breach, other than a breach resulting from the failure to obtain any required Consent, of the Approved Contracts by Sellers prior to the Closing), (iv) XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XX, (v) brought by a Tenant or Manager accruing from and after the Closing Date and arising from Buyer’s termination of any Lease or Management Agreement following Closing (except as provided in Section 6.2(q)), and/or (vi) WARN Act Liability arising or asserted to arise in connection with the Acquisition and a termination of employees by Buyer on or after the Closing Date.

19.2 Addresses for Notices. Except as otherwise expressly provided in this Agreement, all notices, requests, demands and other communications hereunder (“Notice”) shall be in writing and shall be deemed delivered by (i) hand delivery upon receipt, (ii) registered mail or certified mail, return receipt requested, postage prepaid, upon delivery to the address indicated

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

in the Notice, and (iii) overnight courier (next business day delivery) on the next business day at 12:00 noon, whichever shall occur first, as follows:

To a Seller:

c/o CNL Lifestyle Properties, Inc.

450 South Orange Avenue, Suite 1200

Orlando, Florida 32801

Attention: Chief Financial Officer and General Counsel

Telephone No.: (407) 650-1000

E-Mail: Holly.Greer@cnl.com

E-Mail: Joseph.Johnson@cnl.com

With a copy to:

Lowndes, Drosdick, Doster, Kantor & Reed, P.A.

215 North Eola Drive

Post Office Box 2809

Orlando, Florida 32802

Attention: William T. Dymond, Esquire

Telephone No.: (407) 843-4600

E-Mail: William.Dymond@lowndes-law.com

If to Buyer:	c/o Arcis Equity Partners, LLC 5221 N. O’Conner Blvd., Suite 700 Irving, Texas 75039 Attention: Blake S. Walker Telephone No.: (972) 532-4390 Email: bwalker@arcisequity.com

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With an additional copy to:	XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX XXXXXXXXXX

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

and:	Jeffrey W. Giese, Esq. Hunton & Williams LLP 1445 Ross Avenue, Suite 3700 Dallas, Texas 75202 Telephone No.: (214) 468-3328 Email: jgiese@hunton.com

Any correctly addressed Notice that is refused, unclaimed or undelivered because of an act or omission of the party to be notified shall be considered to be effective as of the first day that the Notice was refused, unclaimed or considered undeliverable by the postal authorities, messenger or overnight delivery service. The parties hereto shall have the right from time to time, and at any time, to change their respective addresses and each shall have the right to specify as its address any other address within the United States of America, by giving to the other party at least ten (10) days prior Notice thereof, in the manner prescribed herein; provided, however, that to be effective, any such change of address must be actually received (as evidenced by a return receipt). Telephone numbers and email addresses, if listed, are listed for convenience purposes only and not for the purposes of giving Notice pursuant to this Agreement. Any Notice that is required or permitted to be given by either party to the other under this Agreement may be given by such party or its legal counsel, who are hereby authorized to do so on the party’s behalf.

19.3 Confidentiality. Each of the parties agrees to keep the terms and provisions of this Agreement as strictly confidential (and with respect to Buyer, in accordance with the existing non-disclosure agreement) and agree that they shall not disclose such information or the terms and provisions hereof to any Person (other than to their respective counsel, shareholders, directors, lenders or prospective lenders, accountants, auditors, investors, financial and other advisors, consultants or employees who have a need to know of such information and have been instructed to maintain the confidentiality thereof) except (i) as required by Legal Requirements, (ii) with respect to any such information already in the public domain or (iii) as required by the rules and regulations of the U.S. Securities Exchange Commission (the “SEC”). Sellers and Buyer acknowledge and agree that the terms and provisions of this paragraph shall be binding on the parties and shall survive the Closing or other termination of this Agreement. No party shall make a public announcement or disclosure regarding the transactions described in this Agreement without the prior approval of the other parties, except as required by any Legal Requirements or as required by the rules and regulations of the SEC. Sellers and Buyer shall approve the timing, form and substance of any such public announcement or disclosure, which approval shall not be unreasonably withheld, conditioned or delayed, except if a party is required to make a public announcement or disclosure under Legal Requirements or the rules and regulations of the SEC, in which case no such approval by the other party shall be required (but the other party shall be given a copy of such announcement or disclosure and the opportunity to comment on it as soon as reasonably practicable before such announcement or disclosure is required to be made) and Seller shall use commercially reasonable efforts to avoid identifying Buyer or any of its affiliates as the purchaser if such non-identification does not result in non-compliance with any Legal Requirements or the rules and regulations of the SEC. Notwithstanding the foregoing, Seller may make a public announcement which contains only the information available in its security filings without the consent of Buyer. In addition, if Seller or any of its affiliates is required under applicable federal securities laws and regulations to file a copy of this Agreement with the SEC, Buyer shall provide Seller with a redacted copy of this

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Agreement that excludes information and provisions which Buyer objects to being disclosed, and Seller (or its affiliate that makes the filing) shall apply for and seek confidential treatment from the SEC under applicable SEC regulations for such excluded information and provisions contained in this Agreement, including its schedules and exhibits (e.g. the allocated purchase price exhibit) and information identifying any of Buyer’s affiliates, as reasonably requested by Buyer and other mutually agreed upon information and provisions, in connection with such filing. The failure to obtain SEC approval of any such confidential treatment request shall not be the basis for any breach of this Agreement or right of termination of this Agreement or any provision hereof. Subject to Seller’s compliance with the foregoing requirements, Buyer acknowledges that Seller or its affiliate is required by the rules and regulations of the SEC to file a Form 8-K with the SEC to report the execution of this Agreement and to file a copy of this Agreement as an exhibit to a subsequent periodic report to be filed with the SEC.

19.4 Amendments in Writing. No amendment or modification of this Agreement shall be valid unless the amendment or modification is in writing and signed by all parties purported to be bound thereby.

19.5 Entire Agreement. Except for the Site Access Agreement, this Agreement represents the entire agreement between the parties and incorporates all prior agreements and understandings relating to the Properties, and no previous agreement or understanding, verbal or written, of the parties or any of their agents shall be binding or enforceable, unless specifically incorporated in this Agreement.

19.6 No Presumption Regarding Drafter. Sellers and Buyer acknowledge and agree that the terms and provisions of this Agreement have been negotiated and discussed between Sellers and Buyer, and that this Agreement reflects their mutual agreement regarding the subject matter of this Agreement. Because of the nature of such negotiations and discussions, it would not be appropriate to deem any party to be the drafter of this Agreement, and therefore no presumption for or against the drafter shall be applicable in interpreting or enforcing this Agreement.

19.7 Time of the Essence. Time is of the essence of this Agreement (including as to the Closing Date). The parties understand that the time for performance of each obligation under this Agreement has been the subject of negotiation by the parties.

19.8 Invalidity of any Provision. If any agreement, condition, obligation, covenant, warranty or other provision of this Agreement shall be determined to be unenforceable, invalid, or void, such determination shall not affect, impair, invalidate or render unenforceable any other agreement, condition, obligation, covenant, warranty, or other provision of this Agreement.

19.9 Counterparts. This Agreement and any amendment may be executed in counterparts, and upon all counterparts being so executed, each counterpart shall be considered as an original and all counterparts shall be considered as one agreement.

19.10 Brokers’ Commissions. Buyer represents and warrants to Sellers that Buyer has not engaged or dealt with any broker, finder, or agent in connection with this Agreement or the transactions contemplated hereby. Sellers shall be responsible for any fee due to Jefferies LLC

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

in connection with this transaction pursuant to a separate written agreement between Seller and Jefferies LLC. Buyer shall indemnify, defend and hold harmless Sellers from and against any and all Claims, arising out of or in connection with any claim or demand by a person or entity for any broker’s, finder’s, or other commission or fee in connection with this Agreement arising out of any act or omission of Buyer, but excluding any Claims arising out of or otherwise relating to Jefferies LLC. Sellers shall indemnify, defend and hold harmless Buyer from and against any and all Claims in connection with any claim or demand by a person or entity for any broker’s, finder’s, or other commission or fee in connection with this Agreement arising out of any act or omission of Sellers, including, without limitation, any Claims of Jefferies LLC.

19.11 Attorneys’ Fees. In the event of a dispute in connection with this Agreement and a lawsuit, arbitration or other legal proceeding arises in connection therewith, the prevailing party therein shall be entitled to reasonable attorneys’ fees and all other expenses reasonably incurred in connection with such dispute in addition to all other relief to which the party is entitled. If the successful party recovers judgment in any legal action or proceeding, the attorneys’ fees and all other expenses of litigation shall be included in and made part of any such judgment.

19.12 Applicable Law. The laws of the State of Florida (not including the choice of law provisions thereof) shall be applied in interpreting and enforcing this Agreement.

19.13 Assignment by Buyer; Successors and Assigns. Buyer shall have the right to assign Buyer’s right to acquire the Properties and other Property under this Agreement to the wholly owned subsidiaries of Buyer listed on the attached Schedule 19.13, provided that: (i) Buyer shall give written notice to Sellers of such assignment at least ten (10) Business Days prior to the Closing (failing which it will be assumed by the Parties that Buyer will partially assign this Agreement to the assignees listed on Schedule 19.13 as applicable); (ii) Buyer shall not be released from liability under this Agreement; (iii) the assignee is approved in advance and in writing by each applicable Ground Lessor or Ground Lessor’s Lender, if required; and (iv) if required by the Ground Lessor at with respect to any ground lease that permits the Ground Lessor to review the financial wherewithal of a potential assignee in connection with such Ground Lessor’s Consent, and subject to the provisions of Section 13.5(b), Buyer shall provide a guaranty of the applicable subsidiary’s obligations under such Ground Lease in a form reasonably acceptable to Buyer. Except as provided in this Section 19.13, Buyer shall not have the right to assign this Agreement without the prior written consent of Sellers, each applicable Ground Lessor and each applicable Ground Lessor’s Lender, and any such assignment or attempted assignment without such consent shall be void. Subject to the foregoing, this Agreement shall be binding upon and inure to the benefit of the parties and their respective successors and assigns.

19.14 No Third Party Beneficiaries. This Agreement is for the benefit of Sellers and Buyer only, and is not for the benefit of any other person or entity. Without limiting the generality of the preceding sentence, the parties hereto agree that there are no third party beneficiaries of this Agreement.

19.15 Jury Trial Waiver. BUYER AND SELLERS EACH KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES THE RIGHT TO A TRIAL BY JURY IN

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

RESPECT OF ANY LITIGATION BASED ON, ARISING OUT OF, UNDER OR IN CONNECTION WITH THE PROPERTY OR THIS AGREEMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALINGS, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF ANY PARTY. THIS WAIVER CONSTITUTES A MATERIAL INDUCEMENT FOR EACH PARTY TO ENTER INTO THIS AGREEMENT.

19.16 Jurisdiction and Venue. The venue for any legal or equitable action brought under this agreement shall be Orange County, Florida. The Parties agree to submit to the jurisdiction of Florida in connection with any claims or controversy arising out of this Agreement and that venue for such actions shall be in Orange County, Florida. Sellers and Buyer hereby submit to jurisdiction and consent to venue in such courts, and waive any defense based on forum non conveniens, provided that any Party may seek injunctive relief or specific performance with respect to any of the Properties in the courts of the State in which such Properties are situated and may incorporate a claim against Seller of such Property with respect to any claim for injunctive relief or specific performance.

19.17 Tax Disclosures. Notwithstanding anything in this Agreement to the contrary, in accordance with Section 1.6011-4(b)(3)(iii) of the Treasury Regulations, Buyer and Sellers (and each employee, representative, or other agent of Buyer and Sellers) may disclose to any and all persons, without limitation of any kind, the tax treatment and tax structure of the transactions contemplated by this Agreement and all materials of any kind (including opinions or other tax analyses) that are provided to Buyer or Sellers relating to such tax treatment and tax structure. However, any information relating to tax treatment or tax structure shall remain subject to the confidentiality provisions hereof (and the foregoing sentence shall not apply) to the extent, but only to the extent, reasonably necessary to enable Buyer and Sellers to comply with applicable securities laws. For purposes hereof, “tax structure” means any fact that may be relevant to understanding the federal income tax treatment of the transaction.

19.18 Independent Entity. Buyer recognizes and acknowledges that each Seller is an independent entity, chartered under the laws of the State of Delaware, to whom Buyer will solely look and who is solely responsible for the obligations and liabilities of Seller recited herein, arising hereunder, or in any manner related to the transactions contemplated hereby. Buyer further recognizes and acknowledges that no other entity or entities, including (a) each Seller’s officers, directors, and members, (b) any individual, or (c) any entity affiliated with each Seller’s business which may form, organize, provide services to, provide loans and funds to, negotiate for, provide personnel to, make representations on behalf of, and from time-to-time take actions on behalf of or for the benefit of such Seller’s business, by direct dealings with Seller or those acting for it, is in any manner liable or responsible for the obligations and liabilities of such Seller, whether recited herein, arising hereunder, or in any manner related to the transactions contemplated hereby.

Sellers recognizes and acknowledges that Buyer is a limited liability company formed under the laws of the State of Delaware, to whom Sellers will solely look and who is solely responsible for the obligations and liabilities of Buyer recited herein, arising hereunder or in any manner related to the transactions contemplated hereby. Sellers further recognize and acknowledge that no other entity or entities, including (x) Buyer’s officers, directors, and members, (y) any individual, or (z) any entity affiliated with Buyer which may form organize,

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

provide services to, provide loans and funds to, negotiate for, provide personnel to, make representations on behalf of, and from time-to-time take actions on behalf of or for the benefit of Buyer, by dealings with Buyer or those acting for it, is in any manner liable or responsible for the obligations and liabilities of Buyer, whether recited herein, arising hereunder, or in any manner related to the transactions contemplated hereby.

19.19 Liability of Interest-Holders in Sellers, Buyer and their Respective Affiliates. Buyer agrees and acknowledges that none of the members, partners, shareholders or other holders of beneficial interests of or in any Seller or any of Sellers’ Affiliates shall be personally liable for any obligation or responsibility of any Seller or any of its Affiliates hereunder by virtue of being a member, partner, shareholder, or holder of any beneficial interest of or in such Seller or any of such Seller’s Affiliates. Each Seller agrees and acknowledges that none of the members, partners, shareholders or other holders of beneficial interests of or in Buyer or any of Buyer’s Affiliates shall be personally liable for any obligation or responsibility of Buyer or any of its Affiliates hereunder by virtue of being a member, partner, shareholder, or holder of any beneficial interest of or in Buyer or any of Buyer’s Affiliates.

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19.21 Radon Disclosure for Property Located in Florida. Pursuant to Section 404.056(5), Florida Statutes, radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from the applicable county health department.

19.22 California Public Resources Code Section 25402.10. If and to the extent permissible pursuant to all applicable Legal Requirements, Buyer waives any right to terminate the Agreement that may arise out of California Public Resources Code Section 25402.10.

[Signature pages follow]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

IN WITNESS WHEREOF, the parties have executed this Agreement to be effective as of the Date of Agreement.

SELLERS:

CLP Southwest Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Mesa Del Sol Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP South Mountain Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Leasehold Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Meadowlark Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Valencia Golf, LLC, a Delaware limited liability

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

CLP Weston Hills Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP North Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Midwest Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Mideast Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Traditional Golf I, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Las Vegas Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

CLP West Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Fox Meadow Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Signature of Solon Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Weymouth Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Palmetto Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Bear Creek Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

CLP Canyon Springs Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Clear Creek Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

Grapevine Golf Club, L.P., a Delaware limited partnership

By:	Grapevine Golf, L.L.C., a Delaware limited liability company, its General Partner

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Lake Park Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Lakeridge Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Mansfield Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

CLP Plantation Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Cinco Ranch Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Fossil Creek Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP Broad Bay Golf, LLC, a Delaware limited liability company

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

CLP:

CLP HEREBY JOINS IN THIS AGREEMENT FOR THE LIMITED PURPOSE OF ACKNOWLEDGING THE OBLIGATIONS OF CLP SET FORTH IN THE LAST SENTENCE OF SECTION 19.1(a).

CNL Lifestyle Properties, Inc., a Maryland corporation

By:	/s/ Tracey B. Bracco
	Name:	Tracey B. Bracco
	Title:	Vice President

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

BUYER:

CF ARCIS X LLC, a Delaware limited liability company

By:	/s/ Marc K. Furstein
	Name:	Marc K. Furstein
	Title:	Chief Operating Officer

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

EXHIBIT A

CLP Fee Properties

Name of Golf Course	Address	Seller
Ancala Country Club	11700 East Via Linda, Scottsdale, AZ 85259	CLP Southwest Golf, LLC

Arrowhead Country Club	19888 N. 73rd Avenue, Glendale, AZ 85308	CLP Southwest Golf, LLC

Continental Golf Course	7920 E. Osborn Rd. Scottsdale, AZ 85251	CLP Southwest Golf, LLC

Kokopelli Golf Course	1800 W. Guadelupe Road, Gilbert, AZ 85233	CLP Southwest Golf, LLC

London Bridge Golf Course	2400 Clubhouse Drive, Lake Havasu City, AZ 86406	CLP Southwest Golf, LLC

Mesa del Sol Golf Club	12213 Calle Del Cid, Yuma, AZ 85367	CLP Mesa Del Sol Golf, LLC

Raven Phoenix Golf Club	3636 E. Baseline Rd., Phoenix, AZ 85042	CLP South Mountain Golf, LLC

Superstition Springs Golf Club	6542 East Baseline Rd, Mesa, AZ 85206	CLP Southwest Golf, LLC

Tatum Ranch Golf Club	29888 N. Tatum Ranch Drive, Cave Creek, AZ 85331	CLP Southwest Golf, LLC

The Legend at Arrowhead	21027 N 67th Ave., Glendale, AZ 85308	CLP Southwest Golf, LLC

Valencia Country Club	27330 N. Tourney Rd., Valencia, CA 91355	CLP Valencia Golf, LLC

Arrowhead Golf Course	10850 W. Sundown Trail, Littleton, CO 80125	CLP West Golf, LLC

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

1

Weston Hills Country Club	2600 Country Club Way, Weston, FL 33332	CLP Weston Hills Golf , LLC

Eagle Brook Country Club	2288 Fargo Blvd. Geneva, IL 60134	CLP North Golf, LLC

Ruffled Feathers Golf Course	1 Pete Dye Drive, Lemont, IL 60439	CLP North Golf, LLC

Tamarack Golf Club	24032 Royal Worlington Dr., Naperville, IL 60564	CLP North Golf, LLC

Deer Creek Golf Club	7000 W. 133rd Street Overland Park, KS 66209	CLP Midwest Golf, LLC

TallGrass Country Club	2400 North Tallgrass, Wichita, KS 67226	CLP Midwest Golf, LLC

Hunt Valley Golf Club	14101 Phoenix Road, Phoenix, MD 21131	CLP Mideast Golf, LLC

Links at Challedon	6166 Challedon Circle, Mount Airy, Maryland	CLP Traditional Golf I, LLC

Montgomery Country Club	6550 Laytonsville Road, Laytonsville, MD	CLP Traditional Golf I, LLC

Majestic Oaks Golf Club	701 Bunker Lake Blvd, Ham Lake, MN 55304	CLP North Golf, LLC

Painted Desert Golf Club	555 Painted Mirage Road, Las Vegas, NV 89149	CLP West Golf, LLC

Fox Meadow Country Club	4260 Fox Meadow Drive, Medina, OH 44256	CLP Fox Meadow Golf, LLC

Signature of Solon Golf Club	39000 Signature Drive, Solon, OH 44139	CLP Signature of Solon Golf, LLC

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

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Weymouth Country Club	3946 Weymouth Rd, Medina, OH 44256	CLP Weymouth Golf, LLC

Meadowbrook Country Club	9300 E. 81st Street, Tulsa, OK 74133	CLP Midwest Golf, LLC

Palmetto Hall Plantation Golf Course	108 Fort Howell Drive, Hilton Head, SC 29926	CLP Palmetto Golf, LLC

Canyon Springs Golf Club	24405 Wilderness Oak, San Antonio, TX 78260	CLP Canyon Springs Golf, LLC

LakeRidge Country Club	8802 Vicksburg, Lubbock, TX 79424	CLP Lakeridge Golf, LLC

Plantation Golf Club	4701 Plantation Lane, Frisco, TX 75035	CLP Plantation Golf, LLC

The Golf Club at Cinco Ranch	23030 Cinco Ranch Blvd, Katy, TX 77450	CLP Cinco Ranch Golf, LLC

The Golf Club at Fossil Creek	3401 Clubgate Dr., Ft. Worth, TX 76137	CLP Fossil Creek Golf, LLC

Kiskiack Golf Club	8104 Club Drive & 8250 Croak Road, Williamsburg, VA 23188	CLP Traditional Golf I, LLC

The Crossings Golf Club	800 Virginia Center Pkwy, Glen Allen, VA 23059	CLP Traditional Golf I, LLC

The Tradition Golf Club at Broad Bay	2120 Lords Landing, Virginia Beach, VA 23454	CLP Broad Bay Golf, LLC

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

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EXHIBIT B

CLP Groundlease Properties

Name of Golf Course	Address	Seller	Ground Lessor and Ground Leases
Cowboys Golf Club	1600 Fairway Drive, Grapevine, TX 76051	Grapevine Golf Club, L.P.

a. Sublease with City of Grapevine, Texas dated September 21, 1999, as derived from the Lease between the Secretary of the Army and City of Grapevine, Texas dated March 18, 1994

b. Lease between City of Grapevine, Texas to Seller dated September 21, 1999

Lake Park Golf Course	6 Lake Park Road, Lewisville, TX 75057	CLP Lake Park Golf, LLC	Sub-Concession Agreement with City of Lewisville, Texas dated August 28, 2000, as derived from the Concession Agreement between the Secretary of the army and City of Lewisville, Texas dated April 27, 2000

David L. Baker Golf Course	10410 Edinger Ave., Fountain Valley, CA 92708	CLP Leasehold Golf, LLC	Concession Agreement with the Orange County Harbors, Beaches and Parks District dated April 30, 1987

Stonecreek Golf Club	4435 E. Paradise Village Parkway South, Phoenix, AZ 85032	CLP Southwest Golf, LLC	Lease Agreement with EC-Milano Terrace, L.L.C. dated November 19, 1981

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

1

Las Vegas Municipal Golf Course	4300 W. Washington Avenue, Las Vegas, NV 89101	CLP Las Vegas Golf, LLC	Golf Course Management Agreement with City of Las Vegas dated November 8, 1980

Clear Creek Golf Course	3902 Fellows Road, Houston, TX 77047	CLP Clear Creek Golf, LLC	Concession Agreement with Harris County, Texas dated February 18, 1986

Mansfield National Golf Club	3750 National Parkway, Mansfield, TX 76063	CLP Mansfield Golf, LLC	Lease Agreement with Mansfield Park Facilities Development Corporation dated July 13, 1999

Bear Creek Golf Club	3500 Bear Creek Court, Dallas, TX 75261	CLP Bear Creek Golf, LLC	Lease Agreement with Dallas/Fort Worth International Airport Board dated October 23, 1986

Micke Grove Golf Links	11401 N. Micke Grove Rd., Lodi, CA 95240	CLP Leasehold Golf, LLC	Sublease between American Golf Corporation and Seller dated December 19, 2007, as derived from Lease between County of San Joaquin and American Golf Corporation dated July 18, 1989

Meadowlark Golf Course	16782 Graham Street, Huntington Beach, CA 92649	CLP Meadowlark Golf, LLC	Sublease between American Golf Corporation and Seller dated April 17, 2008, as derived from Lease between City of Huntington Beach and American Golf Corporation dated July 6, 1992

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

2

Forest Park Golf Course	6141 Lagoon Drive, St. Louis, MO 63112	CLP Leasehold Golf, LLC	Lease Agreement with The City of St. Louis, Missouri dated August 31, 2000

Shandin Hills Golf Club	3380 Little Mountain Drive, San Bernardino, CA	CLP Leasehold Golf, LLC	Lease Agreement with The San Bernardino Economic Development Corporation dated January 1, 1985

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

3

EXHIBIT B-1

Required Consents and Estoppel Certificate Parties

Property Name	Required Consents and Estoppel Certificate Parties
Stonecreek Golf Club	Estoppel from EC-Milano Terrace, L.L.C. (no consent is required)

Micke Grove Golf Links	a. Consent and Estoppel from County of San Joaquin (master lease) b. Consent and Estoppel from American Golf Corporation (sublease)

Shandin Hills Golf Club	Consent and Estoppel from Redevelopment Agency of the City of San Bernardino, California

David L. Baker Golf Course	Consent and Estoppel from County of Orange, State of California

Meadowlark Golf Course	a. Consent and Estoppel from The City of Huntington Beach, California (master lease) b. Consent and Estoppel from American Golf Corporation (sublease)

Forest Park Golf Course	Consent and Estoppel from The City of Saint Louis, Missouri

Las Vegas Golf Course	Consent and Estoppel from City of Las Vegas, Nevada

Bear Creek Golf Club	Consent and Estoppel from Dallas-Ft. Worth Int’l Airport Board

Mansfield National Golf Course	Consent and Estoppel from Mansfield Park Facilities Development Corporation

Clear Creek Golf Course	Consent and Estoppel from Harris County, Texas

Lake Park Golf Course	a. Consent from Army Corp of Engineers (master concession agreement) b. Consent and Estoppel from City of Lewisville, Texas (subconcession agreement)

Cowboys Golf Club	a. Consent from Army Corp of Engineers (master lease) b. Consent and Estoppel from City of Grapevine, Texas (sublease) c. Consent and Estoppel from City of Grapevine, Texas (direct lease)

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

1

EXHIBIT C

CLP Leased Properties and CLP Managed Properties

CLP Leased Properties

Name of Golf Course	Address	Seller	Tenant (italics if subject to Master Management Agreement)
Ancala Country Club	11700 East Via Linda, Scottsdale, AZ 85259	CLP Southwest Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Arrowhead Country Club	19888 N. 73rd Avenue, Glendale, AZ 85308	CLP Southwest Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Continental Golf Course	7920 E. Osborn Rd. Scottsdale, AZ 85251	CLP Southwest Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Kokopelli Golf Course	1800 W. Guadelupe Road, Gilbert, AZ 85233	CLP Southwest Golf, LLC	Evergreen Alliance Golf Limited, L.P.

London Bridge Golf Course	2400 Clubhouse Drive, Lake Havasu City, AZ 86406	CLP Southwest Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Mesa del Sol Golf Club	12213 Calle Del Cid, Yuma, AZ 85367	CLP Mesa Del Sol Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Stonecreek Golf Club	4435 E. Paradise Village Parkway South, Phoenix, AZ 85032	CLP Southwest Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Superstition Springs Golf Club	6542 East Baseline Rd, Mesa, AZ 85206	CLP Southwest Golf, LLC	Evergreen Alliance Golf Limited, L.P.

The Legend at Arrowhead	21027 N 67th Ave., Glendale, AZ 85308	CLP Southwest Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Valencia Country Club	27330 N. Tourney Rd., Valencia, CA 91355	CLP Valencia Golf, LLC	PCMV, LLC [Fore Golf Affiliate]

Arrowhead Golf Course	10850 W. Sundown Trail, Littleton, CO 80125	CLP West Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Weston Hills Country Club	2600 Country Club Way, Weston, FL 33332	CLP Weston Hills Golf, LLC	CGP Weston Hills Manager, LLC

Eagle Brook Country Club	2288 Fargo Blvd. Geneva, IL 60134	CLP North Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Ruffled Feathers Golf Course	1 Pete Dye Drive, Lemont, IL 60439	CLP North Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Tamarack Golf Club	24032 Royal Worlington Dr., Naperville, IL 60564	CLP North Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

1

Deer Creek Golf Club	7000 W. 133rd Street Overland Park, KS 66209	CLP Midwest Golf, LLC	Evergreen Alliance Golf Limited, L.P.

TallGrass Country Club	2400 North Tallgrass, Wichita, KS 67226	CLP Midwest Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Hunt Valley Golf Club	14101 Phoenix Road, Phoenix, MD 21131	CLP Mideast Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Majestic Oaks Golf Club	701 Bunker Lake Blvd, Ham Lake, MN 55304	CLP North Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Forest Park Golf Course	6141 Lagoon Drive, St. Louis, MO 63112	CLP Leasehold Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Fox Meadow Country Club	4260 Fox Meadow Drive, Medina, OH 44256	CLP Fox Meadow Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Signature of Solon Golf Club	39000 Signature Drive, Solon, OH 44139	CLP Signature of Solon Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Weymouth Country Club	3946 Weymouth Rd, Medina, OH 44256	CLP Weymouth Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Meadowbrook Country Club	9300 E. 81st Street, Tulsa, OK 74133	CLP Midwest Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Palmetto Hall Plantation Golf Course	108 Fort Howell Drive, Hilton Head, SC 29926	CLP Palmetto Golf, LLC	Heritage Golf PH, LLC

Bear Creek Golf Club	3500 Bear Creek Court, Dallas, TX 75261	CLP Bear Creek Golf, LLC	Sublease with DFW Airport Golf, LLC

Canyon Springs Golf Club	24405 Wilderness Oak, San Antonio, TX 78260	CLP Canyon Springs Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Clear Creek Golf Course	3902 Fellows Road, Houston, TX 77047	CLP Clear Creek Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Cowboys Golf Club	1600 Fairway Drive, Grapevine, TX 76051	Grapevine Golf Club, L.P.	Evergreen Alliance Golf Limited, L.P.

Lake Park Golf Course	6 Lake Park Road, Lewisville, TX 75057	CLP Lake Park Golf, LLC	Evergreen Alliance Golf Limited, L.P.

LakeRidge Country Club	8802 Vicksburg, Lubbock, TX 79424	CLP Lakeridge Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Mansfield National Golf Club	3750 National Parkway, Mansfield, TX 76063	CLP Mansfield Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Plantation Golf Club	4701 Plantation Lane, Frisco, TX 75035	CLP Plantation Golf, LLC	Evergreen Alliance Golf Limited, L.P.

The Golf Club at Cinco Ranch	23030 Cinco Ranch Blvd, Katy, TX 77450	CLP Cinco Ranch Golf, LLC	Evergreen Alliance Golf Limited, L.P.

The Golf Club at Fossil Creek	3401 Clubgate Dr., Ft. Worth, TX 76137	CLP Fossil Creek Golf, LLC	Evergreen Alliance Golf Limited, L.P.

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

2

CLP Managed Properties

Name of Golf Course	Address	Seller	Management Company
Raven Phoenix Golf Club	3636 E. Baseline Rd., Phoenix, AZ 85042	CLP South Mountain Golf, LLC	OB Sports Golf Management (PHX), LLC

Tatum Ranch Golf Club	29888 N. Tatum Ranch Drive, Cave Creek, AZ 85331	CLP Southwest Golf, LLC	OB Sports Golf Management (Tatum), LLC

David L. Baker Golf Course	10410 Edinger Ave., Fountain Valley, CA 92708	CLP Leasehold Golf, LLC	Fore Golf Management, LLC

Meadowlark Golf Course	16782 Graham Street, Huntington Beach, CA 92649	CLP Meadowlark Golf, LLC	Fore Golf Management, LLC

Micke Grove Golf Links	11401 N. Micke Grove Rd., Lodi, CA 95240	CLP Leasehold Golf, LLC	Fore Golf Management, LLC

Shandin Hills Golf Club	3380 Little Mountain Drive, San Bernardino, CA	CLP Leasehold Golf, LLC	Fore Golf Management, LLC

Links at Challedon	6166 Challedon Circle, Mount Airy, Maryland	CLP Traditional Golf I, LLC	Challedon Golf Management, LLC (Casper)

Montgomery Country Club	6550 Laytonsville Road, Laytonsville, MD	CLP Traditional Golf I, LLC	Montgomery CC Golf Management, LLC (Casper)

Las Vegas Municipal Golf Course	4300 W. Washington Avenue, Las Vegas, NV 89101	CLP Las Vegas Golf, LLC	OB Sports Golf Management (LV) LLC

Painted Desert Golf Club	555 Painted Mirage Road, Las Vegas, NV 89149	CLP West Golf, LLC	OB Sports Golf Management (PD) LLC

Kiskiack Golf Club	8104 Club Drive & 8250 Croak Road, Williamsburg, VA 23188	CLP Traditional Golf I, LLC	Kiskiack Golf Management, LLC (Casper)

The Crossings Golf Club	800 Virginia Center Pkwy, Glen Allen, VA 23059	CLP Traditional Golf I, LLC	Crossings Golf Management, LLC (Casper)

The Tradition Golf Club at Broad Bay	2120 Lords Landing, Virginia Beach, VA 23454	CLP Broad Bay Golf, LLC	Broad Bay Golf Management, LLC (Casper)

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

3

EXHIBIT D

XXXXXXXXXX

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit E-1 - Bringdown Certificate as to Sellers

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit E-2 – Bringdown Certificate as to Buyer

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit F - Form of Ground Lease Assignments

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit G - Form of Ground Lease Estoppels

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit H - Form of Tenant Lease Estoppels

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit I - Form of Bill of Sale

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit J - Form of Goods and Inventory Bill of Sale

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit K - Form of Quitclaim Bills of Sale

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit L - Form of Assignment of Contracts

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit M-1 - Form of Assignment of Membership Documents

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit M-2 - Form of Partial Assignment of Rights Against Trusts (Tatum Ranch)

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit N - Form of Assignment of Water Documents

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit O - Form of Assignment of Lease

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit P - Form of Assignment of Management Agreement

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit Q - Form of Non-Foreign Status Affidavit

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit R - Form of Post-Closing Services Agreement

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit S-1 - Form of Manager Estoppels

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Exhibit S-2 - Form of Manager Estoppel for the Master Management Agreement

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 2.1(a) - List of Contracts

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 2.1(e) - List of Private Clubs

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 3.7(a) - Equipment Leases; Leased Equipment

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 5.2(b) - XXXXXXXXXX

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 5.3(b) - XXXXXXXXXX

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 5.3(d) - XXXXXXXXXX

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 6.2(j) - Water Documents

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 6.4 - Customary Closing Cost Allocations

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 7.1 - Seller Curative Items

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 9.4(a) - Liquor Licenses in Name of Seller(s)

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 10.1(f) - Management Contracts

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 10.1(g) - Leases

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 10.1(i) - Zoning/Permitted Use Proceedings

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 10.1(j) – Litigation

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 10.1(m) - Condemnation Proceedings

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 10.1(q) - Restrictions on Names, Trademarks or Logos

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 10.1(r) - CLP Managed Properties Membership Documents

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 10.1(u) - Bookings for CLP Managed Properties

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 10.1(v)(A) – XXXXXXXXXX

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 10.1(v)(B) - XXXXXXXXXX

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 10.1(v)(D) - XXXXXXXXXX

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 10.1(v)(E) - XXXXXXXXXX

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 13.2(d) - XXXXXXXXXX

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.

Schedule 19.13 - Buyer Assignees

[Omitted as not necessary to an understanding of the Agreement]

Confidential Treatment Requested by CNL Lifestyle Properties, Inc.